As  Filed With The Securities And Exchange Commission on December 27, 1996.

                                             File Nos. 2-99388 and 811-4369

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                           Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 (X)

Pre-Effective Amendment No.                                             ( )

Post-Effective Amendment No.  20                                        (X)

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         (X)

Amendment No.   22                                                      (X)

                    THE RUSHMORE FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

        4922 Fairmont Avenue, Bethesda, Maryland  20814
      (Address of Principal Executive Offices) (Zip Code)

                         (301) 657-1500
      (Registrant's Telephone Number, Including Area Code)

                       Richard J. Garvey
                      4922 Fairmont Avenue
                   Bethesda, Maryland  20814
       (Name and Address of Agent for Service of Process)


Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective (check appropriate box):

  ____    immediately upon filing pursuant to paragraph (b) of rule 485.
      X   on January 1, 1997 pursuant to paragraph (b) (1) (v) of rule 485.
  ____    60 days after filing pursuant to paragraph (a) (1) of rule 485.
  ____    on (date) pursuant to paragraph (a) (1) of rule 485.
  ____    75 days after filing pursuant to paragraph (a) (2) of rule 485.
  ____    on (date) pursuant to paragraph (a) (2) of rule 485.

If appropriate, check the following box:

  ____ This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's fiscal year ended
August 31, 1996  was filed on October 29, 1996.

                                                    TOTAL NUMBER OF PAGES____

                    THE RUSHMORE FUND, INC.

              REGISTRATION STATEMENT ON FORM N-1A

                     CROSS REFERENCE SHEET


Form N-1A                               Location in
Item No.                                Registration Statement

          Part A. Information Required in Prospectus

  1.         Cover Page                 Outside Front Cover Page
                                        of Prospectus

  2.         Synopsis                   Fee Table

  3.         Condensed Financial        Financial Highlights
             Information

  4.         General Description of     Organization and
             Registrant                 Description of Common
                                        Stock; Investment
                                        Objective and Policies;
                                        Management of the Fund

  5.         Management of the Fund     Management of the Fund

  5A.        Management's Discussion    Management's Discussion
             of Fund Performance        of Fund Performance

  6.         Capital Stock and Other    Organization and
             Securities                 Description Common
                                        Stock; Dividends and
                                        Distribution; Taxes

  7.         Purchase of Securities     How to Invest in the
             Being Offered              Portfolio; Exchanges;
                                        Net Asset Value

  8.         Redemption or Repurchase   How to Redeem an
                                        Investment (Withdrawals)

  9.         Legal Proceedings          Not Applicable


               Part B: Information Required In
               Statement of Additional Information

 10.         Cover Page                 Outside Front Cover Page
                                        of Statement of
                                        Additional Information

 11.         Table of Contents          Table of Contents

Form N-1A                               Location in
Item No.                                Registration Statement

 12.         General Information and    Not Applicable
             History

 13.         Investment Objectives and  Investment Policies;
             Policies                   Investment Restrictions

 14.         Management of the          Management of the Fund
             Registrant

 15.         Control Persons and        Principal Holders of
             Principal Holders of       Securities
             Securities

 16.         Investment Advisory and    Management of the Fund
             Other Services

 17.         Brokerage Allocation       Investment Policies

 18.         Capital Stock and Other    Not Applicable
             Securities

 19.         Purchase, Redemption and   Not Applicable
             Pricing of Securities
             Being Offered

 20.         Tax Status                 Dividends,
                                        Distributions, and Taxes

 21.         Underwriters               Management of the Fund

 22.         Calculations of            Performance Information;
             Performance Data           Calculation of Return
                                        Quotations

 23.         Financial Statements       Financial Statements

                  Part C: Other Information

 24.         Financial Statements and   Financial Statements and
             Exhibits                   Exhibits

 25.         Persons Controlled by or   Persons Controlled by or
             Under Common Control       Under Common Control

 26.         Number of Holders of       Numbers of Holders of
             Securities                 Securities

 27.         Indemnification            Indemnification

 28.         Business and Other         Business and Other
             Connections of Investment  Connections of
             Adviser                    Investment Adviser

Form N-1A                               Location in
Item No.                                Registration Statement

 29.         Principal Underwriters     Principal Underwriters

 30.         Location of Accounts and   Location of Accounts and
             Records                    Records

 31.         Management Services        Management Services

 32.         Undertakings               Undertakings

 33.         Signatures                 Signatures

                             PART A

                    RUSHMORE NOVA PORTFOLIO

                    THE RUSHMORE FUND, INC.
                      4922 Fairmont Avenue
                   Bethesda, Maryland  20814
                         (800) 343-3355
                         (301) 657-1500

                    RUSHMORE NOVA PORTFOLIO


               INVESTMENT OBJECTIVE AND POLICIES

The Rushmore Nova Portfolio (the "Portfolio") is one of a series of portfolios in The Rushmore Fund, Inc. (the "Fund"), an open-end management investment company. The objective of the Portfolio is to provide total returns over time that are superior to the market average as measured by the Standard & Poor's 500 Composite Stock Price Index. The Portfolio is designed for investors seeking growth of capital rather than current income. In attempting to achieve its objective, the Portfolio will employ aggressive investment techniques, which include engaging in short sales and transactions in options and futures contracts, as well as the use of leverage. Because of the inherent risks in any investment, there can be no assurance that the Portfolio's investment objective will be met. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.


                     ADDITIONAL INFORMATION

Investors should read this Prospectus and retain it for future reference. It is designed to set forth concisely the information an investor should know before investing in the Portfolio. A Statement of Additional Information, dated January 1, 1997, containing additional information about the Portfolio has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained, without charge, by writing or telephoning the Fund.


The date of this Prospectus is January 1, 1997.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           FEE TABLE

The following table illustrates all expenses and fees that a shareholder of the Portfolio will incur:

SHAREHOLDER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases                     None
     Sales Load Imposed on Reinvested Dividends          None
     Deferred Sales Load                                 None
     Redemption Fees                                     None
     Exchange Fees Redemption Fees                       None
     Monthly Account Fee (for accounts under $500)*      $5.00

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
     Management Fees**                                   0.75%
     12b-1 Fees                                          None
     Other Expenses***                                   0.50%
     Total Fund Operating Expenses                       1.25%

* A charge of $5 per month may be imposed on any account whose average daily balance for the month falls below $500 due to redemptions. See "Transaction Charges."
** The  management  fee  is higher than the  management  fee
   paid   by   most   other   investment   companies.    See
   "Management of the Fund."
***Estimated.


EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

          1 year          3 years       5 years        10 years

            $13             $41            $71            $155

The same level of expenses would be incurred if the investment were held throughout the period indicated.

The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Portfolio will bear directly or indirectly. The five percent assumed annual return is for comparison purposes only. As noted above, the Portfolio charges no redemption fees. The actual annual return may be more or less depending on market conditions. The actual expenses an investor incurs will depend on the amount invested and actual expenses may be greater or less than those shown. For more complete information about the various costs and expenses, see "Management of the Fund" in this Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information.

                           The Rushmore Fund, Inc.
                             Financial Highlights
                           Rushmore Nova Portfolio
                                   Audited


                                                            For the Year Ended August 31,
                                                    1996        1995          1994**       1993       1992       1991      1990*
Per Share Operating Performance:
 Net Asset Value - Beginning of Year                $ 10.88     $ 0.00        $10.01       $9.46     $10.73      $9.61     $10.00

 Income from Investment Operations:
    Net Investment Income                             0.435      0.310         0.060       0.157      0.186      0.263      0.202
    Net Realized and Unrealized Gains (Losses)
     on Securities                                    3.529      0.570           ---       0.711     (1.170)     1.007     (0.589)
      Total from Investment Operations                3.964      0.880         0.060       0.868     (0.984)     1.270     (0.387)

 Distributions to Shareholders:
    From Net Investment Income                       (0.590)       ---           ---      (0.318)    (0.286)    (0.150)    (0.003)
    From Net Realized Capital Gains                  (3.114)       ---           ---         ---        ---        ---        ---
      Total Distributions to Shareholders            (3.704)       ---           ---      (0.318)    (0.286)    (0.150)    (0.003)

 Liquidation of Assets and Redemption of
   all Outstanding Shares                           (11.090)       ---       (10.070)        ---        ---        ---        ---
 From Share Transactions***                          10.000 1   10.000 2         ---         ---        ---        ---        ---
 Net Increase (Decrease) in Net Asset Value           (0.83)     10.88        (10.01)       0.55      (1.27)      1.12      (0.39)
 Net Asset Value - End of Year                      $ 10.05    $ 10.88        $ 0.00     $ 10.01     $ 9.46    $ 10.73     $ 9.61

Total Investment Return                                7.58%      8.80% b       0.90%       9.36%     (7.79)%    13.31%     (3.79)%

Ratios to Average Net Assets:
 Expenses                                              1.19% a    1.25% c       0.90% a     1.36%      1.12%      1.13%      1.25%
 Net Investment Income                                 3.32%      2.97% c       2.41%       1.56%      1.88%      2.59%      2.71%

Supplementary Data:
 Portfolio Turnover Rate***                            71.2%     224.4%          0.0%    1,288.9%   2,100.8%   1,088.4%   1,271.8%
 Net Assets at End of Year (000s omitted)               100        680             0         468     13,918     82,724     29,170
 Number of Shares Outstanding at End of Year
   (000s omitted)                                        10         63             0          47      1,471      7,707      3,034


 *  Commencement of Operations December 7, 1989.

 **  The  Rushmore  Nova  Portfolio was initially intended  for  money  managers attempting  to  time  short-term swings in the  stock  market  and  such  money managers  did  utilize the Portfolio for these purposes.  These  strategies  of short-term timing, however, led to exceptionally high portfolio turnover  rates
 (the  rates for fiscal 1993, 1992 & 1991 were 1,288.9%, 2,100.8% and  1,088.4%,
 respectively).   Such high turnover rates led to excessively  high  shareholder servicing costs and made operation of the Portfolio uneconomical.  Because  the excess  costs  were  borne  by  the Adviser and not  the  shareholders  of  the
 Portfolio,  continued operation of the Portfolio became  unfeasible.   In  July
 1993,  the majority of the money manager users of the Portfolio withdrew  their
 shares.   In  the  first quarter of fiscal year 1994, the  Board  of  Directors elected  to  close the Rushmore Nova Portfolio to new investors  and  encourage those  few  remaining investors to move their investments to other alternatives which they did.

 ***Portfolio   turnover  rate  is  calculated  without  regard  to   short-term
 securities  having  a maturity of less than one year.  The Portfolio  may  hold investments  in  options  and  future contracts  which  are  deemed  short-term securities.

 1 During the year ended August 31, 1996, all outstanding shares were redeemed at a net asset value of $11.09 per share, thereby resulting in the liquidation of all net assets of the Portfolio. Subsequently, 10,000 shares were sold at $10.00 per share when net asset value of the Portfolio was $0.00 thereby resulting in Money Management Associates, the Portfolio's adviser, and another affiliated person of the Portfolio, owning 100% of the Portfolio's shares.


 2 During the year ended August 31, 1995, 62,500 shares were sold at $10.00 per share when the net asset value of the Portfolio was $0.00 thereby resulting in Money Management Associates, the Portfolio's advisor, and other affiliated persons of the Portfolio owning 80% of the Portfolio's shares.

 a Reflects all fees paid for services provided during the period. Investment advisory services were not provided for part of the period due to investment activity having ceased.

 b  Reflects the total return for the period January 3, 1995 through August  31,
 1995.   January 3, 1995 represents the first date during fiscal year 1995  that the Portfolio had net assets and shareholders.

 c Annualized.

 The  above  financial highlights have been audited by Deloitte  &  Touche  LLP, independent certified public accountants, whose report thereon appears  in  the
 Fund's  1996  Annual  Report  to Shareholders for the  Nova  Portfolio  and  is
 incorporated  by  reference in the Statement of Additional  Information.   This
 information  should  be read in conjunction with the financial  statements  and
 related  notes thereto included in the Statement of Additional Information.   A
 copy  of  the  Fund's 1996 Annual Report to Shareholders for the Rushmore  Nova
 Portfolio, and further information about the performance of the Portfolio,  may be  obtained,  without charge, by contacting the Fund at 4922 Fairmont  Avenue,
 Bethesda,  Maryland  20814, or by telephoning the Fund  at  (800)  343-3355  or
 (301) 657-1500.


MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

The Portfolio is structured as a growth fund. The Portfolio, for the past year, has been invested primarily in cash, and, therefore, under-performed the market averages significantly.

Shares of the Portfolio currently are not available to the public.

PERFORMANCE DATA

The Portfolio may from time to time include its total return in advertisements
or reports to shareholders or prospective shareholders.   Quotations of average
annual total return for the portfolio will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Portfolio over a period of at least one, five and ten years (up to the life of the
Portfolio).   Total return is calculated from two factors:  the amount of dividends earned by each Portfolio share and by the increase or decrease in value of the Portfolio's share price.

Performance information for the Portfolio contained in reports and promotional literature may be compared to various unmanaged indexes, including but not limited to the S&P 500 or the Dow Jones Industrial Average ("DJIA"). Such unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for operating costs and expenses. In addition, the Portfolio's total return may be compared to other mutual funds'performances as published by such organizations as Lipper Analytical Services, Inc., and CDA Investment Technologies, Inc., among others. Performance figures are based on historical results and are not intended to indicate future performance.

                     THE RUSHMORE FUND, INC.
                         Nova Portfolio
                     Total Return Comparison


                               S&P 500    Nova
                                          Portfolio

                    12/7/89    $10,000    $10,000
                    8/31/90    $ 9,495    $ 9,621
                    8/31/91    $12,049    $10,902
                    8/31/92    $13,004    $10,052
                    8/31/93    $14,982    $10,993
                    8/31/94    $15,802    $11,092
                    8/31/95    $19,191    $12,068
                    8/31/96    $22,785    $12,983


Past performance is not predictive of future performance. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged stock index and, unlike the Portfolio, has no management fee or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. In September 1993, the Portfolio distributed all remaining assets to the Portfolio shareholders and ceased operations; during the six months ended February 28, 1995, 62,500 shares were sold at $10.00 per share when the net asset value of the Portfolio was $0.00. See "Financial Highlights."


                 Average Annual Total Return
                 Period Ending August 31, 1996

                                       One       Five      Since
                                       Year*     Year      Inception

    Rushmore Nova Portfolio            7.58%     3.55%     3.95%

INVESTMENT OBJECTIVE AND POLICIES

General

The objective of the Rushmore Nova Portfolio is to provide total returns over time that are superior to the market average as measured by the S&P 500. Total return is the realized or unrealized appreciation or depreciation in net asset value plus income or capital gain distribution received. Current income is not an objective of the Portfolio. There can be no assurance the Portfolio will achieve its objective. In its attempt to achieve its objective, the Portfolio may invest in shares of individual stock, in futures contracts on stock indexes and options thereupon, and in options on stock indexes. At any time, the Portfolio may invest any portion of its assets in any one of these types of investments (subject to the limitations described below). The Portfolio also may borrow funds for the purchase of securities, invest in repurchase agreements secured by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

Stocks

The Portfolio may invest in individual stocks among the one hundred stocks listed on the NYSE with the greatest market value. In addition, the Portfolio may invest part or all of its assets in stocks listed on the NASDAQ-100. The NASDAQ-100 is composed of one hundred of the largest non-financial stocks in terms of market value traded on the NASDAQTM national over-the-counter-market. The terms "NASDAQ-100" and "NASDAQ" are trademarks and service marks of the National Association of Securities Dealers, Inc. (the "NASD"). The Portfolio is neither sponsored by nor affiliated with NASDAQ's sponsor, NASDAQ, Inc., a subsidiary of the NASD.

In selecting individual securities for investment by the Portfolio, the Portfolio's investment advisor, Money Management Associates (the "Adviser"), will rely primarily on technical market factors rather than fundamental analysis. Technical selection techniques rely on the analysis of such factors as historical price trends, trading volume, short interest, over-bought/over-sold indicators, and other quantifiable factors. Technical selection techniques are essentially short-term trading strategies and may generate significant portfolio turnover (see "Portfolio Turnover"). By utilizing such strategies, the Adviser attempts to outperform the broader market averages, although there can be no assurance that this strategy will be successful.

Futures Contracts on Stock Indexes and Options Thereupon

The  Portfolio may purchase and write (sell) stock index  futures
contracts.   The Portfolio may enter into such futures  contracts
provided that not more than 5% of its assets are required as a futures contract deposit.

The Portfolio may use index futures as a substitute for a comparable market position in the underlying securities or for hedging purposes. A stock index futures contract obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, the Portfolio intends to purchase and sell futures contracts on the stock index for which the Portfolio can obtain the best price with consideration also given to liquidity. The Portfolio may trade such interests in stock index futures contracts and options thereupon in a manner solely incidental to its securities trading activities.

The Portfolio also may purchase put and call options on stock index futures contracts, which options give the Portfolio the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. The Portfolio also may write (sell) put and call options on stock index futures contracts. The Portfolio receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Portfolio the underlying futures contract for a specified price upon exercise at any time during the option period. The Portfolio also may engage in related closing transactions with respect to options on stock index futures. The Portfolio will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade. Whether the Portfolio realizes a gain or loss from futures activities depends generally upon movements in the level of stock prices in the stock market and the Adviser's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In contrast to a long position, where the Portfolio's loss from the position cannot exceed the cost of that position, the extent of the Portfolio's loss from investing in futures transactions is potentially unlimited.

The Portfolio may purchase and sell stock index futures contracts and options on stock index futures contracts to the extent that such activities would be consistent with the requirements of
Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which the Portfolio would be excluded from the definition of a "commodity pool operator." Under
Section 4.5 of the CFTC Regulations, the Portfolio may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Portfolio's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

When purchasing or selling a stock index futures contract, or selling an option on a stock index futures contract, the
Portfolio  covers  its  position.  To  cover  its  position,  the
Portfolio may maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or U.S. Government securities or repurchase agreements secured by U.S. Government securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. The Portfolio may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract held by the Portfolio. The Portfolio may cover its short position in a futures contract by owning the instruments underlying the futures contract (or instruments the prices of which are expected to move relatively consistently with the instruments underlying the futures contract). The Portfolio may cover its sale of a call option on a futures contract by taking a long position on the underlying futures contract at a price no higher than the strike price of the call option or, if lower, the Portfolio maintains in a segregated account cash or liquid high-grade debt securities equal in value to the difference between the two strike prices. The Portfolio may also cover its sale of a put option on a futures contract by taking a short position on the underlying instruments at the same or higher price than the strike price of the put option, or by purchasing a put option, if the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Portfolio.

There are certain risks associated with the use of futures contracts and options. Although the Portfolio intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses. If trading is not possible, or the Portfolio determines not to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin. The risk that the Portfolio will be unable to closeout a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Index Options Transactions

The Portfolio may purchase and write (sell) put and call options on stock indexes listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Portfolio's investment objective or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of an option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received, to make delivery of this amount.

Some stock index options are based on a broad market index such as the S&P 500, the NYSE Composite Index, the American Stock Exchange Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-The-Counter Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, and other exchanges ("Exchanges"). The underlying value of the securities comprising the index options purchased or sold will not exceed 10% of the Portfolio's assets. In addition, over-the-counter index options, purchased over-the-counter options, and the cover for written over-the-counter options will be subject to the Portfolio's 10% limitation on investment in illiquid securities. See "Illiquid Securities."

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more amounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An Exchange may order liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolio may buy or sell; however, the Adviser intends to comply with all limitations.

Index options are subject to risks including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the index and the risk that there might not be a liquid secondary market for the option. The Portfolio will not enter into an option position (covered call) that exposes the Portfolio to an obligation to another party, unless the Portfolio either (i) owns an offsetting position in securities or other options and/or (ii) maintains with its custodian bank (and marks-to-market on a daily basis) a segregated account consisting of cash, U.S. Government securities, or other liquid high-grade debt securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The Adviser intends to utilize index options as leverage for the Portfolio's net asset value. If the Adviser is correct in its assessment of the future direction of stock prices, the Portfolio share price will be enhanced. However, if the Adviser has taken a position in options and stock prices move in a direction contrary to the Adviser's forecast, the Portfolio would incur greater loss than the Portfolio would have incurred without the options position.

Borrowing

The Portfolio may borrow money, including borrowing for investment purposes. Borrowing for investment, known as leverage, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Portfolio's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Portfolio will tend to increase more when its portfolio assets increase in value and decrease more when its portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Portfolio might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Portfolio intends to use leverage during periods when the Adviser believes the opportunities for gains are potentially greater than the risks of loss.

As a matter of fundamental policy, the Portfolio must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Portfolio's assets should fail to meet this 300% coverage test, the Portfolio, within three days (not including Sundays and holidays), will reduce the amount of the Portfolio's borrowing to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of the Portfolio's portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantages to do so. The Portfolio will borrow only from banks, and only to the extent that it meets the 300% coverage test described above. The Portfolio may also borrow up to 5% of its net assets as a temporary measure for extraordinary or emergency purposes.

Repurchase Agreements

In order to effectively utilize cash reserves kept for liquidity, the Portfolio may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under a repurchase agreement, the Portfolio purchases a security and simultaneously agrees to sell it back to the seller at an agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate. The Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. Government securities. The Adviser will monitor the creditworthiness of the firms which are parties to repurchase agreements with the Portfolio. In the event of a default or bankruptcy by the seller, the Portfolio will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Portfolio in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligations to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the Portfolio would suffer a loss. The Portfolio also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Portfolio expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Portfolio to treat repurchase agreements that do not mature within seven days as illiquid for the purpose of the Portfolio's investment policies. Up to 10% of the Portfolio's assets may be maintained in short-term investments such as repurchase agreements.

Short Sales

The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box"). The Portfolio may sell against the box when the Portfolio wants to sell the security the Portfolio owns at a current attractive price, but also wishes to defer recognition of a gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the "Code").

Illiquid Securities

While the Portfolio does not anticipate doing so, the Portfolio may purchase illiquid securities, including securities that are not readily marketable. The Portfolio will not invest more than 10% of the Portfolio's net assets in illiquid securities. The Portfolio will adhere to a more restrictive limitation on the Portfolio's investment in illiquid securities as required by the securities laws of those jurisdictions where the shares of the Portfolio are registered for sale.

PORTFOLIO TURNOVER AND EXECUTION

It is the policy of the Fund to permit investors in the Portfolio to exchange their shares of the Portfolio for shares in other series of the Fund and for shares in any money market fund in the Rushmore Group pursuant to the Fund's exchange policy (see "Exchanges"). This policy offers investors great flexibility to capitalize on short-term savings in the equity markets, but also may cause the Portfolio to experience higher portfolio turnover than would normally occur without such exchanges. In addition, the use of technical selection techniques for portfolio investments could result in higher portfolio turnover than would occur with traditional fundamental selection techniques. Portfolio turnover rate is defined as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Pursuant to the formula prescribed by the Securities and Exchange Commission, the portfolio turnover rate for the Portfolio is calculated without regard to securities, including options and futures contracts, having a maturity of less than one year. The Portfolio typically holds a significant portion of its investments in short-term options and futures contracts, which, therefore, are excluded for purposes of computing portfolio turnover.

Because the Portfolio's portfolio turnover rate to a great extent will depend on the subscription, redemption, and exchange activity of the Portfolio's investors, it is very difficult to estimate what the Portfolio's actual turnover rate generally will be. The Portfolio estimates, however, that its annual portfolio turnover rate generally will not exceed 200%. This portfolio turnover will tend to increase the realization by the Portfolio of gains (or losses) on securities that have been held by the Portfolio for less than three months. Any such realized gains on securities that have been held by the Portfolio for less than three months, and other factors related to large cash flows into and out of the Portfolio, will increase the risk that, in any given year, the Portfolio may fail to qualify as a regulated investment company under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code") (see "Taxes"). If the Portfolio should so fail to qualify under the Code, the Portfolio's net investment income and capital gain net income would become subject to Federal income tax at corporate rates. The imposition of such taxes would directly reduce the return to an investor from an investment in the Portfolio. For the fiscal years ended August 31, 1996, 1995, and 1994, the portfolio turnover rates for the Portfolio were 71.2%, 224.4%, and 0.0%, respectively.


The Adviser determines which securities to purchase and sell for the Portfolio, selects brokers and dealers to effect the transactions, and negotiates and pays any and all commissions. The Adviser expects that securities purchased by the Portfolio will usually be traded on a "principal" rather than on an "agency" basis. This means that the broker-dealer (a securities firm or a bank) is buying and selling securities for its own account rather than as an agent for another client. The broker-dealer's profit, if any, is the difference between its purchase price and the sales price for the securities, known as a "spread." In placing orders for portfolio transactions, the Adviser's policy is to obtain the most favorable price and efficient execution available. Brokerage commissions are normally paid on exchange-traded securities transactions and on options and futures transactions. In order to obtain the brokerage and research services described below, a higher commission may sometimes be paid. Such higher commissions are not applicable to principal transactions where the dealers act without a stated commission. The ability to receive research services may, however, be a factor in the selection of one dealer acting as a principal over another.

When selecting broker-dealers to execute portfolio transactions, the Adviser considers many factors including the rate of commission or size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Adviser. The Adviser uses these services in connection with all its investment activities, including other investment accounts it advises. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Adviser in providing investment advisory services to the Portfolio. For additional information concerning the execution of portfolio transactions, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


HOW TO INVEST IN THE PORTFOLIO

The minimum initial investment in the Portfolio is $2,500. Retirement accounts may be opened with a $500 minimum investment. The shares of the Portfolio are offered at the daily public offering price which is the net asset value per share (See "Net Asset Value") next computed after receipt of your order. There is no minimum amount for subsequent investments in the Portfolio. All accounts will be held in book-entry form. NO CERTIFICATES FOR SHARES WILL BE ISSUED. The Portfolio reserves the right to reject any purchase order. Foreign checks will not be accepted.

Investment in the Portfolio can be made directly with the Fund or through third parties such as broker-dealers, banks or other financial institutions that purchase securities for their customers. Such third parties may charge their customers a fee in connection with services offered to customers. When shares are purchased through third parties, the third party, rather than the customer, may be the shareholder of record of the shares.
Investors who do not wish to receive the services of a third party may invest directly with the Fund without charge by mail or by bank wire, as described below. Certain third party organizations may receive compensation from the Fund, the Portfolio's transfer agent, or Money Management Associates for the shareholder accounting services these organizations provide.

By  Mail:  Fill out an application and make your check payable to
"The  Rushmore  Fund,  Inc."   Mail  the  check  along  with  the
application to:

     The Rushmore Fund, Inc.
     4922 Fairmont Avenue
     Bethesda, Maryland  20814

By Bank Wire:  Request a wire transfer to:

     Rushmore Trust and Savings, FSB
     Bethesda, Maryland
     Routing Number 0550-71084
     For Account of:
     The Rushmore Fund, Inc.
     Account Number  029-385-770

After instructing your bank to transfer money by wire, you must call the Fund at (800) 622-1386 or (301) 657-1510 and tell us the amount you transferred and the name of the bank sending the transfer. Your bank may charge a fee for such services. It is important that you telephone one half hour before the close of the New York Stock Exchange for a purchase order to be effective in the Portfolio. If the purchase is canceled because your wire transfer is not received, you may be liable for any loss the Portfolio may incur.

Shares of the Portfolio are sold at a price based on the net asset value next calculated after receipt of a purchase order in good form. If a purchase order is received by the Fund at or prior to the close of regular trading on the NYSE (normally 4:00 P.M., Eastern time) on any business day, the purchase of Portfolio shares is executed at the offering price determined as of the closing time that day. If the purchase order is received after the close of regular trading on the NYSE, the purchase of Portfolio shares will be effected on the next business day. When purchases are made by check, the Portfolio may hold the proceeds of redemptions until the Portfolio's transfer agent is reasonably satisfied that the purchase payment in Federal funds has been collected (which can take up to ten business days or until the check clears, whichever occurs first). Delays in receiving redemption proceeds may be avoided by purchasing shares with a certified check.


HOW TO REDEEM AN INVESTMENT (WITHDRAWALS)

On any day the Portfolio is open for business, an investor may withdraw all or any portion of his investment by redeeming shares at the next determined net asset value per share after receipt of the order by writing the Fund or by telephoning the Fund at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M.,
Eastern time.

Telephone redemptions will only be sent to the address of record or to bank accounts specified in the account application. When acting on instructions believed to be genuine, the Fund will not be liable for any loss resulting from a fraudulent telephone redemption request and the investor would bear the risk of any such loss. The Fund will employ reasonable procedures to confirm that redemption instructions communicated by telephone are genuine; and if the Fund does not employ such procedures, then the Fund may be liable for any losses due to unauthorized or fraudulent instructions. The Fund follows specific procedures for transactions initiated by telephone, including among others, requiring some form of personal identification prior to acting on instruction received by telephone, providing written confirmation not later than five business days after the transaction, and/or tape-recording of telephone transactions.

The  proceeds  of  redemptions  will  be  sent  directly  to  the investor's address of record. If the investor requests payment of redemptions to a third party or to a location other than his address of record listed on the account application, the request must be in writing and the investor's signature must be guaranteed by an eligible institution. Eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants. There are no fees charged for redemptions.

The Portfolio will redeem its shares at a redemption price equal to the net asset value of the shares as next computed following the receipt of a request for redemption. There is no redemption charge. Payment for the redemption price will be made within seven days after the Fund's receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed for up to ten business days or until the check clears, whichever occurs first. This delay is necessary to assure the Fund that investments made by checks are good funds. The proceeds of the redemption will be forwarded promptly upon confirmation of receipt of good funds.

The right of redemption may also be suspended, or the date of payment postponed, either: (a) for any period during which the NYSE is closed (other than customary weekend or holiday closings); or (b) when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Portfolio's investments for determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Portfolio's investors. Investors should also be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail. Because of the administrative expense of handling small accounts, the Fund reserves the right to involuntarily redeem an investor's account which falls below $500 in value due to redemptions or exchanges after providing 60 days written notice.


EXCHANGES

The Portfolio's shares may be exchanged, without cost, for shares of Fund for Government Investors, Fund for Tax-Free Investors, Inc., and American Gas Index Fund, Inc., and for shares of any series of The Rushmore Fund, Inc. and the Cappiello-Rushmore Trust, upon receipt by the Fund of the order at the respective net asset values next computed of the shares involved. Exchanges between the Portfolio and the above funds may be made by telephone or letter. (See also "How to Invest in the Portfolio" and "How to Redeem an Investment.") Written requests should be sent to The Rushmore Fund, Inc. 4922 Fairmont Avenue, Bethesda, Maryland 20814 and be signed by the record owner or owners. Telephone exchange requests may be made by calling the Fund at
(800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M.,
Eastern time. Exchanges will be effected at respective net asset values of the shares involved as next determined after receipt of the exchange request. To implement an exchange, shareholders should provide the following information: account registration including address and number; taxpayer identification number; percentage or dollar value of shares to be redeemed; and name and account number of the fund to which the investment is to be transferred. Exchanges may be made only if they are between identically registered accounts. Shareholders contemplating such an exchange should obtain and review the prospectuses of those funds. The exchange privilege is available only in states where the exchange may legally be made. Telephone exchange privileges may be terminated or modified by the Fund upon 60 days notice to all shareholders of the Fund.


TRANSACTION CHARGES

In addition to charges described elsewhere in this Prospectus, the Fund may impose a charge of $5 per month for any account whose average daily balance is below $500. The fee may continue to be imposed during months when the account balance remains below $500. This fee will be paid to Rushmore Trust and Savings, FSB. The fee will not be imposed on tax-sheltered retirement
plans  or  accounts  established  under  the  Uniform  Gifts   or
Transfers to Minors Act. The Fund may also assess a charge of $10 for items returned for insufficient or uncollectible funds.


TAX-SHELTERED RETIREMENT PLANS

Tax-sheltered retirement plans of the following types will be available to investors:

     Individual Retirement Accounts (IRAs)
     Defined Contribution Plans
        (Profit-Sharing Plans)
     Money Purchase Plans (Pension Plans)
     Internal Revenue Code
        Section 401(k) Plans
     Internal Revenue Code
        Section 403(b) Plans

Additional information regarding these accounts may be obtained by contacting the Fund.


DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute any net investment income and net realized capital gains to shareholders in December of each year. Your income dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio at net asset value calculated on the ex-dividend date unless you have requested otherwise from the Fund in writing. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Portfolio or received in cash. Statements of account will be sent to shareholders at least quarterly.


NET ASSET VALUE

The net asset value of the Portfolio's shares will be determined daily as of 4:00 P.M., Eastern time, except on customary national business holidays which result in the closing of the NYSE, and weekends. The net asset value per share is calculated by adding the total value of all securities held by the Portfolio plus cash and accrued interest minus liabilities, including accrued expenses, and then dividing this amount by the total number of shares outstanding at such time, rounded to the nearest cent. Listed securities will be valued at the last sales price on the NYSE and other major exchanges. Options and futures contracts will be valued 15 minutes after the 4:00 P.M., Eastern time, close of trading on the NYSE. Options purchased by the Portfolio generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued; a settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter securities will be valued at the last sales price. Illiquid securities, securities for which reliable market quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors, which procedures may include the delegation of certain responsibilities regarding valuation to the Adviser or the officers of the Fund. The officers of the Fund report, as necessary, to the directors of the Fund regarding portfolio valuation determinations.

The Board of Directors, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the Portfolio's investments are valued at fair value.


TAXES

The Portfolio will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. If the Portfolio qualifies as a RIC, the Portfolio will not be liable for Federal income taxes to the extent its earnings are distributed within the time periods specified in the Code. To qualify as a RIC under the Code, the Portfolio must satisfy certain requirements, including the requirement that the Portfolio receive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Portfolio's investments in stock, securities, and foreign currencies (the "90% Test"), and that the Portfolio derive less than 30% of the Portfolio's gross income from the sale or other disposition of any of the following instruments which was held less than three months (the "30% Test"): (i) stock or securities; (ii) options, futures, or forward contracts; or (iii) foreign currencies (or options, futures, or forward contracts on such foreign currencies). Provided that the Portfolio (i) is a RIC and (ii) distributes at least 98% of the Portfolio's net investment income (including, for this purpose, net realized short-term capital gains), the Portfolio will not be liable for Federal income taxes to the extent the Portfolio's net investment income and the Portfolio's net realized long- and short-term capital gains, if any, are distributed to the shareholders of the Portfolio.

The larger the volume of redemptions or exchanges of Portfolio shares the more difficult it will be for the Portfolio to satisfy the 30% Test. To minimize the risk of failing the 30% Test, the Portfolio intends to satisfy obligations in connection with redemptions and exchanges first by using available cash or borrowing facilities and by selling securities that have been held for at least three months or as to which there will be a loss or the smallest gain. If the Portfolio also must sell securities that have been held for less than three months, then, to the extent possible, the Portfolio will seek to conduct such sales in a manner that will allow such sales to qualify for a special provision in the Code that excludes from the 30% Test any gains resulting from sales made as a result of "abnormal redemptions." Notwithstanding these actions, there can be no assurance that the Portfolio will be able to satisfy the 30% Test. For additional information concerning this special Code provision, see "Dividends, Distributions, and Taxes" in the Statement of Additional Information. The Portfolio qualified for the last three years for treatment as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code.

Dividends paid by the Portfolio are taxable to shareholders whether such dividends and distributions are reinvested in shares of the Portfolio or are received in cash. Under current law, dividends derived from interest and dividends received by the Portfolio, together with distributions of any short-term capital gains, are taxable to the shareholders as ordinary income at rates of up to 39.6%.

Under current law, distributions of net long-term gains, if any, realized by the Portfolio and designated as capital gains distributions will be made annually and will be taxed to shareholders as long-term capital gains regardless of the length of time the shares have been held. Currently, long-term capital gains are taxed at a maximum rate of 28%. Statements as to the Federal tax status of shareholders' dividends and distributions will be mailed annually. Shareholders should consult their tax advisers concerning the tax status of the Portfolio's dividends in their own states and localities.

Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions. Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.

Ordinary dividends paid to corporate or individual residents of foreign countries are subject to a 30% withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign country where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will have to provide the Fund with any required documentation in order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.

ORGANIZATION AND DESCRIPTION OF COMMON STOCK

The Portfolio is an open-end, non-diversified series of the Fund, a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was incorporated in Maryland on July 24, 1985 and has a present authorized capital of 1,000,000,000 shares of $.001 par value common stock, which may be issued in more than one class. Currently, the Fund has issued shares of two separate classes: the Rushmore Nova Portfolio and the Rushmore U.S. Government Bond Portfolio. Other separate classes may be added in the future.


All shares of the Portfolio are freely transferable. The shares do not have preemptive rights, and none of the shares has any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Fund shares have equal voting rights, except that, in a matter affecting a particular series of the Fund, only shares of that series may be entitled to vote on that matter. Because the shares have non-cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors. Shareholder inquiries can be made by telephone ((800) 343-3355) or by mail (4922 Fairmont Avenue, Bethesda, Maryland 20814).


Under Maryland Corporate law, a registered investment company is not required to hold an annual shareholders' meeting if the 1940 Act does not require a meeting. The 1940 Act does require a meeting if the following actions are necessary: ratification of the selection of independent public accountants, approval of the investment advisory agreement, election of the board of directors, or approval of the appointment of directors to board vacancies when such vacancies cause less than two-thirds of the board to have been elected. Under the 1940 Act, shareholders have the right to remove directors and, if holders of 10% of the outstanding shares request in writing, a shareholders' meeting must be called. As of the date of this Prospectus, officers and directors of the Fund beneficially owned 100% of the Portfolio.


The Portfolio's classification as a "non-diversified" investment company means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Portfolio intends to seek to qualify as a RIC for purposes of the Code, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's total assets (a diversified investment company would be so limited with respect to 75% of such market value) be invested in cash, U.S. Government securities, the securities of other RICs, and other securities, with such securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of any one issuer, and (ii) not more than 25% of the value of the Portfolio's total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs).


MANAGEMENT OF THE FUND

Investment Adviser and Administrative Servicing Agent

The investment adviser of the Fund is Money Management Associates, 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418 (the "Adviser"). Subject to the general supervision of the Board of Directors of the Fund, the Adviser renders investment advice and is responsible for the overall management of the Fund's business affairs. Daniel L. O'Connor, the Chairman of the Board of Directors and President and Treasurer of the Fund, and the sole General Partner of the Adviser, is the portfolio manager of the Portfolio and as such has primary responsibility for overseeing the Portfolio's investments. Mr. O'Connor has been involved in the mutual fund business for more than twenty years. In 1973, Mr. O'Connor formed Money Management Associates, a Washington, D.C. limited partnership and registered investment adviser. Mr. O'Connor has served as the General Partner of the Adviser since the Adviser's founding. Prior to establishing the Adviser, Mr. O'Connor was an assistant treasurer for the Federal National Mortgage Association in Washington, D.C. Mr. O'Connor received his bachelor's degree in accounting from Spring Hill College in Mobile, Alabama in 1964.



Daniel   L.   O'Connor  and  Money  Management  Associates,   the
Portfolio's investment adviser, may be considered to "control" the Portfolio by virtue of their respective ownership of 50% and 50% of the Portfolio's shares.



The Adviser currently is the investment adviser of four registered investment companies, including The Rushmore Fund, Inc., which was established in 1985 and currently is comprised of one series in addition to the Portfolio, a U.S. Government bond portfolio. The Adviser also advises: Fund for Government Investors, a money market fund established in 1975 that invests only in U.S. Treasury securities; Fund for Tax-Free Investors, Inc., which was established in 1983 and currently consists of three series, each of which invests primarily in securities the interest on which is exempt either from federal income tax or from state income tax; and American Gas Index Fund, Inc., a common stock index fund established in 1989 that seeks to provide investment results that correlate to those of an index comprising the common stocks of natural gas distribution and transmission company members of the American Gas Association. As of August 31, 1996, total assets under the Adviser's management were approximately $900 million.


Under an Investment Advisory Agreement between the Fund and the Adviser, the Portfolio pays the Adviser a fee at an annual rate based on 0.75% of the net assets of the Portfolio. The management fee is higher than that charged for many mutual funds. The Adviser manages the investment and reinvestment of the assets of the portfolios of the Fund and administers the affairs of the Fund, subject to the control of the officers and the Board of Directors of the Fund. The Adviser bears all costs associated with providing these services and the fees and expenses of the directors of the Fund who are affiliated persons of the Adviser. For additional information concerning the Adviser and the Investment Advisory Agreement, see "Management of the Fund" in the Statement of Additional Information.

Under a Service Agreement between the Fund and Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Adviser, RTS provides transfer agency, dividend-disbursing, and administrative services to the Fund. Under the Service Agreement with RTS, which has been approved by the Board of Directors, RTS receives an annual fee of 0.50% of the average daily net assets of the Portfolio for these services. RTS pays all fees and expenses that are directly related to the services provided by RTS to the Fund. For additional information concerning RTS and the Service Agreement, see "Management of the Fund" in the Statement of Additional Information.

Officers and Directors

The  Fund has a Board of Directors which is responsible  for  the
general  supervision  of  the Fund's  business.   The  day-to-day
operations of the Fund are the responsibility of the Fund's officers.

                    THE RUSHMORE FUND, INC.

                    RUSHMORE NOVA PORTFOLIO

                           PROSPECTUS

                        January 1, 1997


                       Table of Contents


                                                             Page

Fee Table

Financial Highlights

Management's Discussion of Portfolio Performance

Performance Data

Investment Objective and Policies

Portfolio Turnover and Execution

How to Invest in the Portfolio

How to Redeem an Investment (Withdrawals)

Exchanges

Transaction Charges

Tax-Sheltered Retirement Plans

Dividends and Distributions

Net Asset Value

Taxes

Organization and Description of Common Stock

Management of the Fund

            RUSHMORE U.S. GOVERNMENT BOND PORTFOLIO

                    THE RUSHMORE FUND, INC.
                      4922 Fairmont Avenue
                   Bethesda, Maryland  20814
                         (800) 343-3355
                         (301) 657-1500


            RUSHMORE U.S. GOVERNMENT BOND PORTFOLIO


               INVESTMENT OBJECTIVE AND POLICIES

The Rushmore U.S. Government Bond Portfolio (the "Portfolio") is one of a series of portfolios in The Rushmore Fund, Inc. (the "Fund"), an open-end management investment company. The objective of the Portfolio is to provide investors with maximum current income to the extent that such investment is consistent with safety of principal. In attempting to achieve its objective, the Portfolio invests principally in the current thirty-year U.S. Treasury bond and in other U.S. Government securities with maturities of ten years or more.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.


                     ADDITIONAL INFORMATION

Investors should read this Prospectus and retain it for future reference. It is designed to set forth concisely the information an investor should know before investing in the Portfolio. A Statement of Additional Information, dated January 1, 1997, containing additional information about the Fund and the Portfolio has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained, without charge, by writing or telephoning the Fund.



The date of this Prospectus is January 1, 1997.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           FEE TABLE

The following table illustrates all expenses and fees that a shareholder of the Portfolio will incur:

SHAREHOLDER TRANSACTION EXPENSES
              Sales Load Imposed on Purchases                     None
              Sales Load Imposed on Reinvested Dividends          None
              Deferred Sales Load                                 None
              Redemption Fees                                     None
              Exchange Fees Redemption Fees                       None
              Monthly Account Fee (for accounts under $500)*      $5.00

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
               Management Fees                                    0.50%
               12b-1 Fees                                         None
               Other Expenses**                                   0.30%
               Total Fund Operating Expenses                      0.80%

*    A charge of $5 per month may be imposed on any account whose average daily balance for the month falls below $500 due to redemptions.  See "Transaction Charges."
**   Estimated.


EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

          1 year          3 years       5 years        10 years

           $8               $26           $46             $102

The same level of expenses would be incurred if the investment were held throughout the period indicated.

The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Portfolio will bear directly or indirectly. The five percent assumed annual return is for comparison purposes only. As noted above, the Portfolio charges no redemption fees. The actual annual return may be more or less depending on market conditions. The actual expenses an investor incurs will depend on the amount invested and actual expenses may be greater or less than those shown. For more complete information about the various costs and expenses, see "Management of the Fund" in this Prospectus and "Management of the Fund" in the Statement of Additional Information.


                           The Rushmore Fund, Inc.
                             Financial Highlights
                   Rushmore U.S. Government Bond Portfolio
                                   Audited

                                                               For the Year Ended August 31,
                                                        1996    1995       1994     1993      1992     1991
Per Share Operating Performance:
 Net Asset Value - Beginning of Year                   $9.89    $9.08     $11.55   $10.62    $ 9.97   $ 9.14

 Income from Investment Operations:
    Net Investment Income                              0.563    0.606      0.599    0.650     0.697    0.718
    Net Realized and Unrealized Gains (Losses)
      on Securities                                  (0.502)    0.810    (1.880)    1.304     0.649    0.829
          Total from Investment Operations             0.061    1.416    (1.281)    1.954     1.346    1.547

 Distributions to Shareholders:
    From Net Investment Income                       (0.561)  (0.606)    (0.602)  (0.650)   (0.696)  (0.717)
    From Net Realized Capital Gains                       --       --    (0.583)  (0.374)        --       --
          Total Distributions to Shareholders        (0.561)  (0.606)    (1.185)  (1.024)   (0.696)  (0.717)

 Net Increase (Decrease) in Net Asset Value           (0.50)     0.81     (2.47)     0.93      0.65     0.83

 Net Asset Value - End of Year                       $  9.39  $  9.89    $  9.08   $11.55    $10.62  $  9.97

Total Investment Return                                0.41%   16.35%   (10.29)%   20.92%    13.97%   17.61%

Ratios to Average Net Assets:
 Expenses                                              0.80%    0.80%      0.80%    0.80%     0.80%    0.80%
 Net Investment Income                                 5.59%    6.75%      5.97%    6.08%     6.80%    7.43%

Supplementary Data:
 Portfolio Turnover Rate                               95.0%    63.3%     188.3%   173.6%    298.0%   235.7%
 Net Assets at End of Year (000s omitted)            $21,424  $16,391    $29,276  $24,094   $22,803  $14,481
 Number of Shares Outstanding at End of Year
   (000's omitted)                                     2,281    1,658      3,225    2,085     2,148    1,452



                           The Rushmore Fund, Inc.
                             Financial Highlights
                   Rushmore U.S. Government Bond Portfolio
                             Audited (Continued)


                                                                 For the Year Ended August 31,
                                                          1990       1989        1988     1987     1986*
Per Share Operating Performance:
 Net Asset Value - Beginning of Year                    $ 9.96     $ 8.96      $ 9.19   $ 9.97    $10.00

 Income from Investment Operations:
    Net Investment Income                                0.720      0.742       0.747    0.772     0.614
    Net Realized and Unrealized Gains (Losses)
      on Securities                                    (0.821)      1.000     (0.230)  (0.779)   (0.031)
         Total from Investment Operations              (0.101)      1.742       0.517  (0.007)     0.583

 Distributions to Shareholders:
    From Net Investment Income                         (0.719)    (0.742)     (0.747)  (0.773)   (0.613)
    From Net Realized Capital Gains                          -          -           -        -         -
         Total Distributions to Shareholders           (0.719)    (0.742)     (0.747)  (0.773)   (0.613)

  Net Increase (Decrease) in Net Asset Value            (0.82)       1.00      (0.23)   (0.78)    (0.03)

  Net Asset Value - End of Year                        $  9.14    $  9.96     $  8.96  $  9.19   $  9.97

Total Investment Return                                (1.24)%     20.17%       5.73%  (0.06)%     6.14%

Ratios to Average Net Assets:
  Expenses                                               0.80%      0.80%       0.83%    0.78%     1.00%
  Net Investment Income                                  7.28%      7.73%       8.05%    7.90%     8.83%

Supplementary Data:
  Portfolio Turnover Rate                               400.8%     411.8%      829.0%   226.0%     43.7%
  Net Assets at End of Year (000s omitted)             $13,039    $25,934      $7,227     $881      $386
  Number of Shares Outstanding at End of Year
   (000's omitted)                                       1,427      2,603         806    1,175       776



 *  Commencement of Operations December 18, 1985.

 The  above  financial highlights relating to the Portfolio,  for  the  periods identified, have been audited by Deloitte & Touche LLP, independent  certified public  accountants, whose report thereon appears in the  Fund's  1996  Annual
 Report to Shareholders for the Rushmore U.S. Government Bond Portfolio and  is
 incorporated  by  reference in the Statement of Additional Information.   This
 information  should be read in conjunction with the financial  statements  and
 related notes thereto included in the Statement of Additional Information.   A
 copy  of  the Fund's 1996 Annual Report to Shareholders for the Rushmore  U.S.
 Government  Bond Portfolio, and further information about the  performance  of the  Portfolio,  may be obtained, without charge, by contacting  the  Fund  at
 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Fund  at
 (800) 343-3355 or (301) 657-1500.


MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

On December 22, 1995, the majority of the shareholders of the Rushmore U.S. Government Intermediate-Term Securities Portfolio approved the Intermediate-Term Portfolio's merger into the Rushmore U.S. Government Long-Term Securities Portfolio effective
December 31, 1995.   The  resulting Portfolio was renamed the
Rushmore U.S. Government Bond Portfolio.   The U.S. Government
Bond Portfolio invests in ten-year Treasury notes and thirty-year
Treasury bonds.   The objective is to  provide high current income
while maintaining safety of principal.   For the year ended August
31, 1996, the  Portfolio posted a total return of 0.41%.   During
the same period, the Lehman Brothers U.S. Government Long-Term
Treasury Bond Index's total return was 1.46%.   The average
maturity of the Portfolio as of August 31, 1996 was 26.8 years.

The Federal Reserve has left rates unchanged since January 1996 when it cut Federal Funds by 25 basis points. Since then, the economy has grown nicely. As we move into the third quarter it appears the economy has quite a bit of momentum, with consumer spending up, factory orders strong, and wage pressures building,
consumers are optimistic.    Indeed, fresh economic data shows
healthy consumer and factory sectors.

Given the strength in the recent data we believe that it is only a matter of time before the Federal Reserve raises the Federal
Funds' rate a quarter of a point.


PERFORMANCE DATA

From time to time, quotations of the Portfolio's "total return" and "yield" may be included in advertisements, sales literature or shareholder reports. Both "total return" and "yield" figures are based on historical earnings and show the performance of a hypothetical investment and are not intended to indicate future
performance.   The  "total return" of the Portfolio  refers to
return assuming an investment has been held in the Portfolio for one year, five years and for ten years (up to the life of the
Portfolio), the ending date of which will be stated.   The "total
return" quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested.
The "yield" of the Portfolio refers to net income generated by an investment in the Portfolio over a specified thirty-day period.
This income is then "annualized."   That is, the amount of income
generated by the investment during the thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. "Yield" and "total return" for the Portfolio will vary based on changes in market conditions and the level of the Portfolio's expenses.


The annualized yield for the Rushmore U.S. Government Bond
Portfolio was 6.47% for the year ended August 31, 1996.

                     THE RUSHMORE FUND, INC.
                 U.S. Government Bond Portfolio
                     Total Return Comparison


                                 Lehman          Lehman
                   Rushmore      Brothers        Brothers
                   U.S. Gov't    Intermediate-   Long
                   Bond          Gov't Index     T-Bond

     12/31/85      $10,000       $10,000         $10,000
     8/31/86       $10,614       $11,136         $12,440
     8/31/87       $10,608       $11,341         $11,529
     8/31/88       $11,215       $12,178         $12,458
     8/31/89       $13,478       $13,516         $14,942
     8/31/90       $13,310       $14,615         $15,169
     8/31/91       $15,654       $16,470         $17,981
     8/31/92       $17,841       $18,581         $20,865
     8/31/93       $21,574       $20,194         $25,455
     8/31/94       $19,354       $20,026         $23,829
     8/31/95       $22,518       $21,814         $27,868
     8/31/96       $22,611       $22,787         $28,275


Past performance is not predictive of future performance. The Lehman Brothers Intermediate Government Index and the Long T-Bond Index are unmanaged indices and, unlike the Portfolio, have no management fee or other operating expenses to reduce their reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.


                 Average Annual Total Return
                 Period Ending August 31, 1996

                                          Since
           One Year    Five Years         Inception
            0.41%      7.62%              7.89%

INVESTMENT OBJECTIVE AND POLICIES

General

The investment objective of the Rushmore U.S. Government Bond Portfolio is to provide investors with maximum current income to the extent that such investment is consistent with safety of principal. In attempting to achieve its objective, the Portfolio invests principally in the current thirty-year U.S. Treasury bond and in other U.S. Government securities with maturities of ten years or more. The Portfolio will invest only in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and in securities and certificates evidencing ownership of future interest and principal payments on the above securities (zero coupons). The Portfolio also may purchase U.S. Government securities under repurchase agreements and may also lend Portfolio securities.

U.S. Government Securities

U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance.
Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate-, and long-term U.S. Government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of portfolio investments of the Portfolio in U.S. Government securities, while a decline in interest rates would generally increase the market value of portfolio investments of the Portfolio in these securities.

Certain U.S. Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation, the Small Business Administration ("SBA"), the Export-Import Bank, the Federal Farm Credit Administration, the Federal Home Loan Banks ("FHLBs"), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Ginnie Mae and SBA certificates, are backed by the full faith and credit of the U.S. Treasury. Such agencies and instrumentalities may borrow funds from the U.S. Treasury. No assurances can be given, however, that the U.S. Government will provide such financial support to the obligations of other U.S. Government agencies or instrumentalities in which the Portfolio invests, such as the FHLBs and the FNMA, since the U.S. Government is not obligated to guarantee these securities. These other agencies and instrumentalities are supported by either the issuer's right to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality itself.

Government bonds typically pay coupon interest semi-annually and repay the principal at maturity. Ginnie Mae certificates differ from other Government securities in that monthly payments of both principal and interest are made. Ginnie Mae certificates represent an ownership in a pool of either Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. These certificates have yield and maturity characteristics corresponding to the underlying mortgages and a certificate's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The actual yield of each certificate will be influenced by the prepayment experience of the mortgage pool.

U.S. Government securities may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. Capital losses may be realized when such securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

Fixed Income Value and Yield Fluctuations

Fluctuation in the market value of the securities of the Portfolio will occur due to interest rate movements. The market values of the investment securities of the Portfolio will vary inversely with interest rate movements and, therefore, the per share value of the Portfolio will also fluctuate as interest rates change. Furthermore, debt securities with longer maturities, such as Ginnie Mae certificates, generally experience greater price movement compared to shorter term securities as interest rates fluctuate. Because of the fluctuation of per share values, investment in the Portfolio may not be suitable for investors with short-term investment objectives.

Specialized Investment Practices and Risks

Zero Coupon Bonds

The Portfolio also may buy and sell U.S. Treasury zero coupon securities. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments so that interest is not paid in cash during the term of these securities. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, reflecting the current value of the deferred interest, and this discount is amortized as interest income over the life of the security and paid at maturity. The discount is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate. The Portfolio will not invest more than 10% of its assets in current value of the zero coupon securities at any time.

Repurchase Agreements

In order to effectively utilize cash reserves kept for liquidity, the Portfolio may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and in securities and certificates evidencing ownership of future interest and principal payments on the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to sell it to the seller at an agreed upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed upon market rate. The Portfolio may enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government securities. In the event of a default or bankruptcy by the seller, the Portfolio will liquidate those securities held under repurchase agreements. However, liquidation of the securities could involve costs or delays and, to the extent proceeds from their sale were less than the agreed upon repurchase price, the Portfolio could suffer a loss.

Lending of Securities

The Portfolio may lend its securities to National Association of Securities Dealers, Inc. (the "NASD")-registered broker-dealers and Federal Reserve member banks for the purpose of earning additional income. Such loans will be pursuant to agreements requiring the broker-dealer or bank to fully and continuously secure the loan by cash or other securities in which the Portfolio may invest equal to the market value of the securities loan. The Portfolio receives compensation for lending its securities in the form of fees.

The Portfolio will enter into securities lending and repurchase transactions only with parties who meet credit worthiness standards approved by the Fund's Board of Directors. In the event of a default or bankruptcy by a seller or borrower, the Portfolio will promptly liquidate collateral. However, the exercise of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Portfolio could suffer a loss.

Borrowings

The Portfolio may borrow money to facilitate management of the portfolio instruments by enabling the Portfolio to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Portfolio promptly. Such a borrowing may not exceed 30% of the Portfolio's total assets, taken at current net asset value before any borrowing. The Portfolio may not purchase securities if a borrowing is outstanding.

In addition to the foregoing, the Portfolio is authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Portfolio's total assets. The Portfolio is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

PORTFOLIO TURNOVER

The portfolio turnover for the Portfolio was 95.0%, 63.3%, and 188.3% for the years ended August 31, 1996, 1995, and 1994, respectively.


HOW TO INVEST IN THE PORTFOLIO

The minimum initial investment in the Portfolio is $2,500. Retirement accounts may be opened with a $500 minimum investment. The shares of the Portfolio are offered at the daily public offering price which is the net asset value per share (See "Net Asset Value") next computed after receipt of your order. There is no minimum amount for subsequent investments in the Portfolio. All accounts will be held in book-entry form. NO CERTIFICATES FOR SHARES WILL BE ISSUED. The Portfolio reserves the right to reject any purchase order. Foreign checks will not be accepted.

Investment in the Portfolio can be made directly with the Fund or through third parties such as broker-dealers, banks, or other financial institutions that purchase securities for their customers. Such third parties may charge their customers a fee in connection with services offered to customers. When shares are purchased through third parties, the third party, rather than the customer, may be the shareholder of record of the shares. Investors who do not wish to receive the services of a third party may invest directly with the Fund without charge by mail or by bank wire, as described below. Certain third party organizations may receive compensation from the Fund, the Portfolio's transfer agent, or Money Management Associates for the shareholder accounting services these organizations provide.

By Mail: Complete an application and make a check payable to "The Rushmore Fund, Inc." Mail the check along with the application, to:

     The Rushmore Fund, Inc.
     4922 Fairmont Avenue
     Bethesda, Maryland  20814

Purchases by check will normally be credited to an account within one business day after receipt of payment. Foreign checks will not be accepted.

By Bank Wire:  Request a wire transfer to:

     Rushmore Trust and Savings, FSB
     Bethesda, Maryland
     Routing Number 0550-71084
     For Account of The Rushmore Fund, Inc.
     Account Number 029385-770

AFTER INSTRUCTING YOUR BANK TO TRANSFER MONEY BY WIRE, YOU MUST TELEPHONE THE FUND AT (800) 622-1386 OR (301) 657-1510 BETWEEN 8:30 A.M. AND 4:00 P.M., EASTERN TIME, AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. IF THE PURCHASE IS CANCELED BECAUSE YOUR WIRE TRANSFER IS NOT RECEIVED, YOU MAY BE LIABLE FOR ANY LOSS THE FUND MAY INCUR.

HOW TO REDEEM AN INVESTMENT (WITHDRAWALS)

On any day the Fund is open for business, an investor may withdraw all or any portion of his investment by redeeming shares at the next determined net asset value per share after receipt of the order by writing the Fund or by telephoning (800) 822-1386 or
(301) 657-1510 between 8:30 A.M. and 4:00 P.M., Eastern time.
Telephone redemption privileges may be terminated or modified by the Fund upon 60 days notice to all shareholders of the Fund.

The privilege to initiate redemption transactions by telephone will be made available to fund shareholders automatically.

Telephone redemptions will only be sent to the address of record or to bank accounts specified in the account application. When acting on instructions believed to be genuine, the Fund will not be liable for any loss resulting from a fraudulent telephone redemption request and the investor would bear the risk of any such loss. The Fund will employ reasonable procedures to confirm that redemption instructions communicated by telephone are genuine; and if the Fund does not employ such procedures, then the Fund may be liable for any losses due to unauthorized or fraudulent instructions. The Fund follows specific procedures for transactions initiated by telephone, including among others, requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone transactions.

The proceeds of redemptions will be sent directly to the investor's address of record. If the investor requests payment of redemptions to a third party or to a location other than his address of record listed on the account application, the request must be in writing and the investor's signature must be guaranteed by an eligible institution. Eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participates. There are no fees charged for redemptions.

The Fund will redeem its shares at a redemption price equal to their net asset value as next computed following the receipt of a request for redemption. There is no redemption charge. Payment for the redemption price will be made within seven days after the Fund's receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed for up to ten business days or until the check clears, whichever occurs first. This delay is necessary to assure the Fund that investments made by checks are good funds. The proceeds of the redemption will be forwarded promptly upon confirmation of receipt of good funds.

The right of redemption may also be suspended, or the date of payment postponed, (a) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend or holiday closings); or (b) when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments for determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors. Investors should also be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail. Because of the administrative expense of handling small accounts, the Fund reserves the right to involuntarily redeem an investor's account which falls below $500 in total value in all portfolios of the Fund due to redemptions or exchanges after providing 60 days written notice.

EXCHANGES

The Fund is composed of two separate portfolios. This Prospectus describes the features of the Rushmore U.S. Government Bond Portfolio. The other portfolio of the Fund is the Rushmore Nova Portfolio; however, shares of the Rushmore Nova Portfolio currently are not available or sold to the public. Shares of The Rushmore Fund, Inc. may also be exchanged for shares of Fund for Government Investors, Fund for Tax-Free Investors, Inc., American Gas Index Fund, Inc., or the Cappiello-Rushmore Trust on the basis of the respective net asset values of the shares involved. Exchanges may be made by telephone or letter. Written requests should be sent to The Rushmore Fund, Inc., 4922 Fairmont Avenue, Bethesda, Maryland 20814, and should be signed by the record owner or owners. Telephone exchange requests may be made by calling the Fund at (800) 622-1386 or (301) 657-1510 between 8:30
A.M. and 4:00 P.M., Eastern time. Exchanges will be effected at the respective net asset values of the portfolios as next determined after receipt of the exchange request. To implement an exchange, shareholders should provide the following information: account registration including address and number, taxpayer identification number, percentage or dollar value of shares to be redeemed, and name and account number of the portfolio to which the investment is to be transferred.
Exchanges may be made only if they are between identically registered accounts. Shareholders contemplating such an exchange should obtain and review the prospectuses of those funds. The exchange privilege is available only in states where the exchange may legally be made. Telephone exchange privileges may be terminated or modified by the Fund upon 60 days notice to all shareholders of the Fund.


TRANSACTION CHARGES

In addition to charges described elsewhere in this Prospectus, the Fund may impose a charge of $5 per month for any account whose average daily balance is below $500. The fee may continue to be imposed during months when the account balance remains below $500. This fee will be paid to Rushmore Trust and Savings, FSB. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Act. The Fund may also assess a charge of $10 for items returned for insufficient or uncollectible funds.


TAX-SHELTERED RETIREMENT PLANS

Tax-sheltered retirement plans of the following types will be available to investors:

     Individual Retirement Accounts (IRAs)
     Defined Contribution Plans
        (Profit-Sharing Plans)
     Money Purchase Plans (Pension Plans)
     Internal Revenue Code
        Section 401(k) Plans
     Internal Revenue Code
        Section 403(b) Plans

Additional information regarding these accounts may be obtained by contacting the Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends of the Portfolio are declared daily. Investors will receive dividends in additional shares at month end unless they elect in writing to receive cash. Dividends paid in cash to those investors so electing will be mailed on the second business day of the following month. Statements of account showing dividends paid will be sent to shareholders at least quarterly.

Long-term capital gains, if any, will be distributed on an annual basis while short-term capital gains, if any, will be distributed quarterly.

NET ASSET VALUE

The net asset value of the Portfolio's shares will be determined daily as of 4:00 P.M., Eastern time, except on customary national business holidays which result in the closing of the NYSE and weekends. The net asset value per share is calculated by dividing the net worth by the number of shares. The securities of the Portfolio will be valued on the basis of the average of quoted bid and ask price when quotations are available. If market quotations are not readily available, the Board of Directors of the Fund will value the Portfolio's securities in good faith. The directors will continuously review these methods of valuation and recommend changes which may be necessary to assure that the Portfolio's investments are valued at fair value.

TAXES

The Portfolio will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. If the Portfolio qualifies as a RIC, the Portfolio will not be liable for Federal income taxes to the extent its earnings are distributed within the time periods specified in the Code. To qualify as a RIC under the Code, the Portfolio must satisfy certain requirements, including the requirement that the Portfolio receive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Portfolio's investments in stock, securities, and foreign currencies (the "90% Test"), and that the Portfolio derive less than 30% of the Portfolio's gross income from the sale or other disposition of any of the following instruments which was held less than three months (the "30% Test"): (i) stock or securities; (ii) options, futures, or forward contracts; or (iii) foreign currencies (or options, futures, or forward contracts on such foreign currencies). Provided that the Portfolio (i) is a RIC and (ii) distributes at least 98% of the Portfolio's net investment income (including, for this purpose, net realized short-term capital gains), the Portfolio will not be liable for Federal income taxes to the extent the Portfolio's net investment income and the Portfolio's net realized long- and short-term capital gains, if any, are distributed to the shareholders of the Portfolio.

Dividends paid by the Portfolio are taxable to shareholders whether such dividends and distributions are reinvested in shares of the Portfolio or are received in cash. Under current law, dividends derived from interest and dividends received by the Portfolio, together with distributions of any short-term capital gains, are taxable to the shareholders as ordinary income at rates of up to 39.6%.

Under current law, distributions of net long-term gains, if any, realized by the Portfolio and designated as capital gains distributions will be made annually and will be taxed to shareholders as long-term capital gains regardless of the length of time the shares have been held. Currently, long-term capital gains are taxed at a maximum rate of 28%. Statements as to the Federal tax status of shareholders' dividends and distributions will be mailed annually. Shareholders should consult their tax advisers concerning the tax status of the Portfolio's dividends in their own states and localities.

Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions.
Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.

Ordinary dividends paid to corporate or individual residents of foreign countries are subject to a 30% withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign country where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will have to provide the Fund with any required documentation in order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.

ORGANIZATION AND DESCRIPTION OF COMMON STOCK

The Fund is an open-end, diversified investment company. It was incorporated in Maryland on July 24, 1985 and has a present authorized capital of 1,000,000,000 shares of $.001 par value common stock which may be issued in two separate classes:
Rushmore U.S. Government Bond Portfolio and the Rushmore Nova
Portfolio.


All shares of the Fund are freely transferable. The shares do not have preemptive rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that in a matter affecting only a particular portfolio, such as a change in investment policy, only shares of that portfolio may be entitled to vote on the matter. Because the shares have non-cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors. Shareholder inquiries can be made by telephone ((800) 343-3355) or by mail (4922 Fairmont Avenue, Bethesda, Maryland 20814).

Under Maryland Corporate law, a registered investment company is not required to hold an annual shareholders' meeting if the Investment Company Act of 1940 does not require a meeting. The Act does require a meeting if the following actions are necessary: ratification of the selection of independent public accountants, approval of the investment advisory agreement, election of the board of directors, or approval of the appointment of directors to board vacancies when such vacancies cause less than two-thirds of the board to have been elected or approval of a change in a fundamental investment policy. Under the Investment Company Act of 1940, shareholders have the right to remove directors and, if holders of 10% of the outstanding shares request in writing, a shareholders' meeting must be called. As of the date of this Prospectus, officers and directors of the Fund, as a group, own less than 1% of the shares outstanding.

MANAGEMENT OF THE FUND

Investment Adviser and Administrative Servicing Agent

The investment adviser of the Fund is Money Management Associates, 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418 (the "Adviser"). Subject to the general supervision of the Board of Directors of the Fund, the Adviser renders investment advice and is responsible for the overall management of the Fund's business affairs. Investment decision for the Portfolio are made by committee and no one person is primarily responsible for making recommendations to the committee.

The Adviser currently is the investment adviser of four registered investment companies, including The Rushmore Fund, Inc., which was established in 1985 and currently is comprised of one series in addition to the Portfolio, the Rushmore Nova Portfolio. The Adviser also advises: Fund for Government Investors, a money market fund established in 1975 that invests only in U.S. Treasury securities; Fund for Tax-Free Investors, Inc., which was established in 1983 and currently consists of three series, each of which invests primarily in securities the interest on which is exempt either from federal income tax or from state income tax; and American Gas Index Fund, Inc., a common stock index fund established in 1989 that seeks to provide investment results that correlate to those of an index comprising the common stocks of natural gas distribution and transmission company members of the American Gas Association. As of August 31, 1996, total assets under the Adviser's management were approximately $900 million.


Under an Investment Advisory Agreement between the Fund and the Adviser, the Portfolio pays the Adviser a fee at an annual rate based on 0.50% of the net assets of the Portfolio. The Adviser manages the investment and reinvestment of the assets of the portfolios of the Fund and administers the affairs of the Fund, subject to the control of the officers and the Board of Directors of the Fund. Investment decisions are made by committee. The Adviser bears all costs associated with providing these services and the fees and expenses of the directors of the Fund who are affiliated persons of the Adviser. For additional information concerning the Adviser and the Investment Advisory Agreement, see "Management of the Fund" in the Statement of Additional Information.

Under a Service Agreement between the Fund and Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Adviser, RTS provides transfer agency, dividend-disbursing, and administrative services to the Fund. Under the Service Agreement with RTS, which has been approved by the Board of Directors, RTS receives an annual fee of 0.30% of the average daily net assets of the Portfolio for these services. RTS pays all fees and expenses that are directly related to the services provided by RTS to the Fund. For additional information concerning RTS and the Service Agreement, see "Management of the Fund" in the Statement of Additional Information.

Officers and Directors

The Fund has a Board of Directors which is responsible for the general supervision of the Fund's business. The day-to-day operations of the Fund are the responsibility of the Fund's officers.

                    THE RUSHMORE FUND, INC.

            RUSHMORE U.S. GOVERNMENT BOND PORTFOLIO

                           PROSPECTUS

                        January 1, 1997


                       Table of Contents


                                                             Page

Fee Table

Financial Highlights

Management's Discussion of Portfolio Performance

Performance Data

Investment Objective and Policies

Portfolio Turnover

How to Invest in the Fund

How to Redeem an Investment (Withdrawals)

Exchanges

Transaction Charges

Tax-Sheltered Retirement Plans

Dividends and Distributions

Net Asset Value

Taxes

Organization and Description of Common Stock

Management of the Fund

                             PART B

                    THE RUSHMORE FUND, INC.

                    RUSHMORE NOVA PORTFOLIO

         4922 Fairmont Avenue, Bethesda, Maryland 20814
               (301) 657-1517     (800) 343-3355

              STATEMENT OF ADDITIONAL INFORMATION

The Rushmore Nova Portfolio (the "Portfolio") is one of a series of portfolios in The Rushmore Fund, Inc. (the "Fund"), an open-end management investment company. The objective of the Portfolio is to provide total returns over time that are superior to the market average as measured by the Standard & Poor's 500 Composite Price Index. The Portfolio is designed for investors seeking growth of capital rather than current income. In attempting to achieve its objective, the Portfolio will employ aggressive investment techniques, which include engaging in shorts sales and transactions in options and futures contracts, as well as the use of leverage. Because of the inherent risks in any investment, there can be no assurance that the Portfolio's investment objective will be met. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Portfolio's Prospectus, dated January 1, 1997. A copy of the Portfolio's Prospectus may be obtained without charge by writing or telephoning the Fund.

The date of this Statement of Additional Information is January 1, 1997.

              STATEMENT OF ADDITIONAL INFORMATION

                       Table of Contents


                                  Cross Reference to Related Item in Prospectus

                                             Page in
                                           Statement of               Page in
                                        Additional Information       Prospectus


Investment Policies

Investment Restrictions

Portfolio Transactions and Brokerage

Management of the Fund

Principal Holders of Securities

Net Asset Value

Performance Information

Calculation of Return Quotations

Dividends, Distributions, and Taxes

Auditors and Custodian

Financial Statements

INVESTMENT POLICIES

Options Transactions

Options on Securities

In an effort to enhance performance and to hedge the Portfolio's risk exposure, the Portfolio may write (sell) covered call and secured put options with respect to certain of the Portfolio's portfolio securities, at such time and from time to time, as Money Management Associates, the investment advisor to the Portfolio (the "Adviser"), shall determine to be appropriate and consistent with the investment objective of the Portfolio. A covered call option means that the Portfolio owns the underlying security on which the option is written. By writing a call option, the Portfolio may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. A secured put option means that the Portfolio has and maintains on deposit with its custodian bank cash or U.S. Government securities having a value equal to the exercise value of the option. By writing a put option, the Portfolio may become obligated during the term of the option to purchase the securities underlying the option at the exercise price. Options written by the Portfolio will be conducted on recognized securities exchanges. The Portfolio does not presently intend to invest more than 5% of its net assets in securities options transactions.

When writing call options on securities, the Portfolio may cover its position by owning the underlying security on which the option is written. Alternatively, the Portfolio may cover its position by owning a call option on the underlying security which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Portfolio or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid high-grade debt securities equal in value to the difference between the two exercise prices. In addition, the Portfolio may cover its position by depositing and maintaining in a segregated account cash or liquid high-grade debt securities equal in value to the exercise price of the call option written by the Portfolio. When the Portfolio writes a put option, the Portfolio will have and maintain on deposit with its custodian bank cash or liquid high-grade debt securities having a value equal to the exercise value of the option.

During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("OCC"), an institution created to interpose itself between buyers and seller of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

The principal reason for writing call options on stocks held by the Portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, although the Adviser believes that the writing of covered call options listed on an exchange, where the Portfolio owns the underlying security, tends to reduce such risks. The option writer forgoes the opportunity to profit from an increase in market price of the underlying security above the exercise price so long as the option remains open. Securities for the Portfolio's portfolio will continue to be bought and sold solely on the basis of investment considerations and appropriateness to the fulfillment of the Portfolio's objective.

Options on Securities Indexes

The Portfolio may write (sell) covered call options and secured put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Portfolio's investment objective. Options on indexes are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When the Portfolio writes a covered option on an index it will be required to deposit and maintain with a custodian cash or high-grade, liquid short-term debt securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Portfolio will deposit with the custodian cash or U.S. Government securities equal in value to the deficiency.

From time to time, the Portfolio may purchase options on the individual stocks comprising the index or options on indexes themselves. The purchase of index options would be made in an effort to increase the Portfolio's correlations to the index when, in the opinion of the Adviser, purchase of stocks comprising the index could not be done without incurring disproportionately high transaction and brokerage costs.

Repurchase Agreements

As discussed in the Portfolio's Prospectus, the Portfolio may enter into repurchase agreements with financial institutions.
The Portfolio follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of the Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of the Portfolio's total assets. The investment by the Portfolio in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Lending of Portfolio Securities

The Portfolio may lend portfolio securities to brokers, dealers, and member banks of the Federal Reserve System for the purpose of earning additional income, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Portfolio and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest the cash collateral in portfolio securities, thereby earning additional income. The Portfolio will enter into securities lending transactions only with parties who meet the creditworthiness standards approved and monitored by the Fund's Board of Directors. In the event of a default or bankruptcy by a borrower, the Portfolio will promptly seek to liquidate collateral. However, the exercise of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of a borrower were less than the borrower's obligation to the Portfolio, the Portfolio could suffer a loss. The Portfolio will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Portfolio's shares are qualified for sale and does not presently intend to lend more than 5% of the value of the Portfolio's total assets.

The Portfolio will enter into securities lending and repurchase transactions only with parties who meet credit worthiness standards approved and monitored by the Fund's Board of Directors. In the event of a default or bankruptcy by a seller or borrower, the Portfolio will promptly seek to liquidate collateral. However, the exercise of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Portfolio could suffer a loss.

Portfolio Transactions

Brokerage commissions are normally paid on options and common stock transactions. A higher portfolio turnover on those transactions involving commissions will lead to higher portfolio expenses. It is the policy of the Portfolio to obtain the best price and execution for all of its security transactions.


INVESTMENT  RESTRICTIONS

The following investment restrictions supplement those set forth in the Prospectus. These restrictions are fundamental and may not be changed without prior approval of a majority of the Portfolio's outstanding voting shares. As defined in the Investment Company Act of 1940, as amended, the term "majority" means the vote of the lesser of: (a) 67% or more of the shares of the Portfolio at a meeting where more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. (All policies of the Portfolio not specifically identified in this Statement of Additional Information or the Portfolio's Prospectus as fundamental may be changed without a vote of the shareholders of the Portfolio.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require the elimination of any security from the Portfolio's portfolio.

The Portfolio may not:

1. borrow money except as a temporary measure to facilitate redemptions. Such borrowing may be in an amount not to exceed 30% of the Portfolio's total assets, taken at current value, before such borrowing. The Portfolio may not purchase an investment security if a borrowing by the Portfolio is outstanding.

2. make short sales of Portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Portfolio of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin.

3. make loans except through repurchase agreements and through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security, and marked to market daily.

4.  underwrite securities of any other issuer.

5. purchase or sell real estate, including limited partnership interests.

6. purchase or sell restricted securities or warrants, nor may it issue senior securities.

7. purchase any security whereby it would account for more than 10% of any issuer's outstanding shares.

8. purchase securities of any issuer if, as a result of such a purchase, as to 50% of the Portfolio's assets, such securities would account for more than 5%, (as defined by Section 5 (b)(1) of the Investment Company Act of 1940), of the Portfolio's assets. There is no limitation, however, as to investments issued or guaranteed by the United States Government, its agencies or instrumentalities, or in obligations of the United States Government, its agencies or instrumentalities, which are purchased in accordance with the Portfolio's investment objective and policies.

9. concentrate more than 25% of its assets in any one industry, except to the extent that such concentration may be directed by the stock indexes.

The following restrictions have been adopted by the Portfolio but are not considered fundamental and may be changed by the Board of Directors of the Fund.

The Portfolio may not:

1. invest in companies for the purpose of exercising management or control.

2. purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer.

3. purchase or hold the securities of any issuer if those officers or directors of the Fund, or of Money Management Associates, who individually own beneficially more than 5% of the outstanding securities of the issuer, together own beneficially more than 5% of those securities.

4. invest in securities of other investment companies, except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.

5. purchase the securities of companies which, including predecessors, have a record of less than three years continuous operation if, as a result, more than 5% of the market value of the Portfolio's assets would be invested in such companies.

6.  invest more than 10% of their assets in illiquid securities.

7.  invest in oil, gas or other mineral leases.

8.  issue shares for other than cash.


PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board of Directors of the Fund (the "Board"), the Adviser is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation and payment of any and all brokerage commissions, if any. Purchases and sales of portfolio securities are normally transacted through issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

The Adviser may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Portfolio and others whose assets the Adviser manages in such manner as it deems equitable. The main factors considered by the Adviser in making such allocations among the Portfolio and other client accounts of the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person responsible for managing the portfolios of the Portfolio and the other client accounts.

The policy of the Portfolio regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Portfolio's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Portfolio believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Portfolio and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Portfolio's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, the Adviser may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Adviser, for the additional services.

The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Portfolio directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce the Adviser's expenses, this information and these services are of indeterminable value and the management fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such information and services.

For the fiscal years ended August 31, 1996, 1995, and 1994, total brokerage commissions paid by the Adviser amounted to approximately $252, $1,394, and $-0-, respectively.


MANAGEMENT OF THE FUND

The names and addresses of the directors and officers of the Fund and the officers of the Fund's investment adviser, Money Management Associates (the "Adviser"), together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested directors will be paid by the Fund.

*Daniel L. O'Connor, 54 - Chairman of the Board of Directors, President, and Treasurer of the Fund. General Partner of the adviser since 1975. President of Rushmore Trust and Savings, FSB since 1989. Address: 1001 Grand Isle Way, Palm Beach Gardens, FL 33418.


*Richard J. Garvey, 63 - Director of the Fund.  Employee of
Rushmore Services, Inc., a subsidiary of the Adviser, since 1995.
Limited Partner of the Adviser since 1975.  Address:  4922
Fairmont Avenue, Bethesda, Maryland  20814.


Jeffrey R. Ellis, 52 - Director of the Fund.  Vice President,
LottoFone, Inc., a telephone state lottery service, since 1993.
Vice President Shoppers Express, Inc. 1988-1992.  Address: 513
Kerry Lane, Virginia Beach, Virginia 23451.


Bruce C. Ellis, 52 - Director of the Fund.  Vice President,
LottoFone, Inc., a telephone state lottery service, since 1991.
Vice President, Shoppers' Express, Inc. 1986-1992.  Address: 7108
Heathwood Court Bethesda, Maryland  20817.


Patrick F. Noonan, 54 - Director of the Fund. Chairman and Chief Executive Officer of the Conservation Fund since 1986. Vice Chairman, American Farmland Trust and Trustee, American Conservation Association since 1985. President, Conservation Resources, Inc. since 1981. Address: 11901 Glen Mill Drive, Potomac, Maryland 20854.


Michael D. Lange, 55 - Director of the Fund. Vice President, Capital Hill Management Corporation since 1967. Owner of Michael
D. Lange, Ltd., a builder and developer since 1980. Partner of Greatful Falls, a building developer since 1994. Address: 7521 Pepperell Drive, Bethesda, Maryland 20817.


Leo Seybold, 82 - Director of the Fund.  Retired 1988.  Address:
5804 Rockmere Drive, Bethesda, Maryland 20816.


*Rita A. Gardner, 53 - Director of the Fund. Limited Partner of the Adviser since 1979. Vice President and Director of MMA
Services, Inc. until 1993.  Address:  4922 Fairmont Avenue,
Bethesda, Maryland 20814.


Timothy N. Coakley, CPA, 29 - Vice President and Controller since 1994. Chief Financial Officer, Rushmore Trust and Savings, FSB since 1995. Formerly Audit Manager, Deloitte & Touche LLP until 1994. Address: 4922 Fairmont Avenue, Bethesda, MD 20814.


Stephenie E. Adams, 27 - Secretary. Director of Marketing, Rushmore Services, Inc., from July 1994 to present. Regional Sales Coordinator, Media General Cable, from June 1993 to June 1994. Graduate Student, Northwestern University, M.S., from September 1991 to December 1992. Address: 4922 Fairmont Avenue, Bethesda, Maryland 20814.

*Indicates an "interested person" as that term is defined in the Investment Company Act of 1940.

Certain directors and officers of the Fund are also directors and officers of Fund for Government Investors, Fund for Tax-Free Investors, Inc., and American Gas Index Fund, Inc., other investment companies that are managed by the Adviser. As of December 2, 1996, the directors and officers of the Fund, as a group, owned, of record and beneficially, 100% of the shares of the Portfolio.


The Adviser, which has its office at 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418, provides the Fund with investment advisory services. The Adviser is a limited partnership which was formed under the laws of the District of Columbia on August 15, 1974. Its primary business since inception has been to serve as the investment adviser to Fund for Government Investors, Fund for Tax-Free Investors, Inc., The Rushmore Fund, Inc., and the American Gas Index Fund, Inc. Daniel L. O'Connor is the sole general partner of the Adviser, and, as such, exercises control thereof.


Under an Investment Advisory Agreement between the Fund and the Adviser, dated October 10, 1985 (the "Advisory Agreement"), the Adviser provides investment advice to the Portfolio and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. Pursuant to the Advisory Agreement, the Portfolio pays the Adviser a fee at an annual rate based on 0.75% of the net assets of the Portfolio. The Adviser may, from its own resources, including profits from advisory fees received from the Portfolio provided such fees are legitimate and not excessive, make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Portfolio shares. For the fiscal years ended August 31, 1996, 1995, and 1994, the Portfolio paid advisory fees to the Adviser of approximately $1,641, $3,223, and $274, respectively.


Under a Service Agreement between the Fund and Rushmore Trust and Savings, FSB ("RTS"), dated September 1, 1993, RTS provides transfer agency, dividend-disbursing and administrative services to the Portfolio. The services of RTS are provided to the Portfolio on a fee basis and are paid by the Portfolio. RTS will charge an annual fee of 50 basis points (0.50%) on the average daily net assets of the Portfolio. The non-interested directors of the Fund have reviewed the fee structure and determined that it is competitive and in the best interest of the shareholders of the Portfolio. The fee will be reviewed and approved annually by the non-interested directors of the Fund. For the fiscal year ended August 31, 1996, the Portfolio paid service fees to RTS of approximately $1,186. The Portfolio is subject to the self-custodian rules of the Securities and Exchange Commission. These rules require that the custodian be subject to three securities verification examinations each year conducted by the Fund's independent accountant. Two of the examinations must be performed on an unannounced surprise basis.

PRINCIPAL HOLDERS OF SECURITIES

On December 2, 1996, there were 10,000 shares of the Portfolio outstanding. Daniel L. O'Connor, Palm Beach Gardens, Florida and
Money Management Associates, the Fund's investment adviser, each beneficially owned 50% of the Portfolio.

PERFORMANCE INFORMATION

The Portfolio from time to time may include its total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for the Portfolio will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Portfolio over a period of at least one, five, and ten years (up to the life of the Portfolio) (the ending date of the period will be stated). Total return is calculated from two factors: the amount of dividends earned by each Portfolio share and by the increase or decrease in value of the Portfolio's share price.

Performance information for the Portfolio contained in reports and promotional literature may be compared to various unmanaged indexes, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P500") or the Dow Jones Industrial Average (the "DJIA"). Such unmanaged indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Portfolio's total return may be compared to other mutual funds' performances as published by such organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others. When Lipper's tracking results are used, the Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Portfolio, therefore, may be compared to funds within Lipper's capital appreciation fund category. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. Since the assets in all mutual funds are always changing, the Portfolio may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.


CALCULATION OF RETURN QUOTATIONS

For purposes of quoting and comparing the performance of the Portfolio to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC Rules"), Portfolio advertising performance must include total return quotes calculated according to the following formula:

                       P (1+T)N = ERV

       Where:      P =    a hypothetical initial payment of $1,000;

                   T =    average annual total return;

                   n =   number of years (1, 5, or 10); and

                 ERV = ending redeemable value of a
                       hypothetical $1,000 payment made at the
                       beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods
                       (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Portfolio. In calculating the ending redeemable value, all dividends and distributions by the Portfolio are assumed to have been reinvested at net asset value as described in the Portfolio's Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Portfolio, from time to time, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Portfolio with other measures of investment return. For example, in comparing the total return of the Portfolio with data published by Lipper Analytical Services, Inc., or with the performance of the S&P 500 or the DJIA, the Portfolio calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Portfolio shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.

The Portfolio's average annual compounded rate of return for the one and five year periods ended August 31, 1996, assuming the reinvestment of all dividends and distributions, was 7.58% and 3.55%, respectively.


DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Portfolio will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). Provided that the Portfolio (i) is a RIC and (ii) distributes at least 98% of its net investment income (including, for this purpose, net realized short-term capital gains), the Portfolio will not be liable for Federal income taxes to the extent its net investment income and its net realized long- and short-term capital gains, if any, are distributed to the Portfolio's shareholders. One of several requirements for RIC qualification is that the Portfolio receives at least 90% of the Portfolio's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Portfolio's investments in stock, securities, and foreign currencies (the "90% Test").

In addition, under the Code, the Portfolio will not qualify as a RIC for any taxable year if more than 30% of the Portfolio's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test"). These requirements may also restrict the extent of the Portfolio's activities in option and other portfolio transactions. Specifically, the 30% Test will limit the extent to which the Portfolio may: (i) sell securities held for less than three months; (ii) write options which expire in less than three months; and (iii) effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. Finally, as discussed below, this 30% Test requirement also may limit investments by the Portfolio in futures contracts and options on stock indexes, securities, and futures contracts.

When the Portfolio is required to sell securities to meet significant redemptions or exchanges, the Portfolio may enter into futures contracts for the S&P 500 as a hedge against price declines in the securities to be sold. Gains realized by the Portfolio upon closing out the Portfolio's position in these contracts are subject to the 30% Test. Ordinarily, these gains could not be offset by declines in the value of the hedged securities. Section 851(g)(1) of the Code, however, provides that, in the case of a "designated hedge," for purposes of the 30% Test, increases and decreases in value (during the period of the hedge) of positions which are part of the hedge are to be netted. Section 851(g)(2) of the Code provides that a "designated hedge" exists when: (i) the risk of loss is reduced by reason of a contractual obligation to sell substantially identical property; and (ii) the taxpayer clearly identifies the positions which are part of the hedge in the manner prescribed in Internal Revenue Service ("IRS") regulations.

IRS regulations have not yet been issued specifying how this identification requirement can be satisfied. The legislative history with respect to Section 851(g) states that, prior to issuance of regulations, the identification requirement is satisfied either by: (i) placing the positions that are part of the hedge in a separate account that is maintained by a broker, futures commission merchant ("FCM"), custodian, or similar person, and that is designated as a hedging account, provided that such person maintaining such account makes notations identifying the hedged and hedging positions and the date on which the hedge is established; or (ii) the designation by such a broker, FCM, custodian, or similar person of such positions as a hedge for purposes of these provisions, provided that the RIC is provided with a written confirmation stating the date that the hedge is established and identifying the hedged and hedging positions.

When the Portfolio enters into futures contracts to hedge against price declines of securities to be sold, the Portfolio may identify such securities and contracts as a hedge so as to qualify under Section 851(g)(1) of the Code. There can be no assurances, however, that the Portfolio (or the Portfolio's agents) will be able to comply with the identification requirements that may be contained in future IRS regulations. Moreover, the netting rule of Section 851(g)(1) is available only if the securities to be sold and the futures contracts constitute "substantially identical" property. The Portfolio generally intends to sell pro rata all such securities, but it is unclear whether the securities and the futures contracts would constitute "substantially identical" property.

The Portfolio may experience difficulty in satisfying the 30% Test because of frequent redemptions and exchanges of shares that may occur. To the extent it is possible to do so, the Portfolio will seek to meet its obligations in connection with redemptions and exchanges without the realization of gains on the sales of stock or securities, options, futures or forward contracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies). In this regard, the Portfolio will seek (consistent with its investment strategies) to use available cash, proceeds of borrowing facilities, proceeds of the sale of stock or securities, options, futures or forward contracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies) that have been held for three months or more, and the proceeds of the sale of such assets that produce either no gain or the smallest amount of such gain.

Section 851(h)(3) of the Code also provides a special rule for series mutual funds with respect to the 30% Test. Pursuant to
Section 851(h)(3), a RIC that is part of a series fund will not fail the 30% Test as a result of sales made within five days of "abnormal redemptions" if: (i) the sum of the percentages for abnormal redemptions exceeds 30%; and (ii) the RIC of which such fund is a part would meet the 30% Test if all the funds of the investment company were treated as a single corporation.
Abnormal redemptions are deemed to occur on any day when net redemptions exceed one percent of net asset value. If abnormal redemptions require the Portfolio to sell securities with a holding period of less than three months, the Portfolio intends to make those sales within five days of such redemptions so as to qualify for the exclusion afforded by Section 851(h)(3) of the Code if it is possible to do so.

Despite the Portfolio's objective to satisfy the requirements of
Section 851 of the Code, there can be no assurance that the Portfolio's efforts to achieve that objective will be successful. In this regard, the risk of a failure of the 30% Test by the Portfolio is greatest in the Portfolio's first taxable year following the recommencement of the Portfolio's operations, because any gains realized by the Portfolio on sales of stock or securities, options, futures or forward contracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies) that are made before the Portfolio has completed three month of such operations will inevitably be gains from the sales of such assets that have been held by the Portfolio for less than three months, and because such first taxable year of the Portfolio will be for a period of less than 12 months, so that the opportunity for the Portfolio to produce income that would not be disqualifying income under the 30% Test will be limited. In addition, while Section 851(h)(3) of the Code excludes gains from certain sales of stock or securities, options, futures or forward contracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies) for purposes of the 30% Test, the benefit of this exclusion is limited where, as is the case with the Portfolio of the Fund, the series fund(s) of a series investment company is newly formed (or newly reactivated) and has not yet produced substantial amounts of income that would not be disqualifying income under the 30% Test.

If the Portfolio does not satisfy the 30% Test for any taxable year of the Portfolio, the Portfolio will not qualify as a RIC for that year. If the Portfolio fails to qualify as a RIC for any taxable year, the Portfolio would be taxed in the same manner as an ordinary corporation. In that event, the Portfolio would not be entitled to deduct the distributions which the Portfolio had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Portfolio's taxable income whether or not distributed. The imposition of corporate income taxes on the Portfolio would directly reduce the return to an investor from an investment in the Portfolio.

In the event of a failure by the Portfolio to qualify as a RIC, the Portfolio's distributions, to the extent such distributions are derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends that would be taxable to shareholders as ordinary income and would be eligible for the dividends-received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Portfolio qualified as a RIC.

If the Portfolio were to fail to qualify as a RIC for one or more taxable years, the Portfolio could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Portfolio had distributed to the Portfolio's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Portfolio might also be required to pay to the IRS interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Portfolio should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Portfolio may be subject to tax on the excess (if any) of the fair market of the Portfolio's assets over the Portfolio's basis in such assets, as of the day immediately before the first taxable year for which the Portfolio seeks to requalify as a RIC.

If the Portfolio determines that the Portfolio will not qualify as a RIC under Subchapter M of the Code, the Portfolio will establish procedures to reflect the anticipated tax liability in the Portfolio's net asset value.

As a RIC, the Fund will not be subject to Federal income taxes on the net investment income and capital gains that it distributes to its shareholders. The distribution of net investment income and capital gains will be taxable to shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Shareholders will be notified annually by the Fund as to the Federal tax status of all distributions made by the Portfolio. Distributions may be subject to state and local taxes.

The Portfolio has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Portfolio will utilize the tax treatment most favorable to a majority of investors in the Portfolio. Taxation of these transactions will vary according to the elections made by the Portfolio. These tax considerations may have an impact on investment decisions made by the Portfolio.

If a call option written by the Portfolio expires, the amount of the premium received by the Portfolio for the option will be short-term or long-term capital gain to the Portfolio depending on the Portfolio's holding period for the underlying security. If such an option is closed by the Portfolio, any gain or loss realized by the Portfolio as a result of the closing purchase transaction will be short-term or long-term capital gain or loss to the Portfolio depending on the Portfolio's holding period for the underlying security. If the holder of a call option exercises its right under the option, any gain or loss realized by the Portfolio upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Portfolio depending on the Portfolio's holding period for the underlying security.

With respect to call options purchased by the Portfolio, the Portfolio will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Portfolio's holding period for the call option. If such a call option is exercised, the amount paid by the Portfolio for the option will be added to the basis of the stock so acquired.

The Portfolio in its operations will also utilize options on stock indexes. Options on broad-based stock indexes are classified as nonequity options under the Code. As such, gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter blended gain or loss). In addition, any option held by the Portfolio on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The Portfolio's trading strategies involving nonequity options on stock indexes may constitute "straddle" transactions.
"Straddles" may effect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions.

The Portfolio's transactions in options could, under some circumstances, preclude the Portfolio's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code. However, it is the intention of the Portfolio's management to limit gains from such investments to less than 10% of the gross income of the Portfolio during any fiscal year in order to maintain this qualification.

AUDITORS AND CUSTODIAN

Deloitte & Touche LLP, independent certified public accountants, are the auditors of the Fund. Rushmore Trust and Savings, FSB, Bethesda, Maryland, acts as the custodian bank for the Fund.

FINANCIAL STATEMENTS

Following are the financial statements of the Portfolio for the fiscal year ended August 31, 1996. Such financial statements have been audited by the Portfolio's independent auditor, Deloitte & Touche LLP.

                NOVA PORTFOLIO FINANCIAL STATEMENTS

                          Annual Report

                         August 31, 1996

                     The Rushmore Fund, Inc.

                         Nova Portfolio

                     THE RUSHMORE FUND, INC.
                         NOVA PORTFOLIO
               STATEMENT OF ASSETS AND LIABILITIES
                         August 31, 1996



ASSETS
  Mutual Funds--Fund for Government Investors
    100,170 shares (Cost $100,170) (Note 1)            $ 100,170
  Interest Receivable                                        379
      Total Assets                                       100,549

LIABILITIES
  Administration Fee Payable                                  60
      Total Liabilities                                       60

NET ASSETS                                             $ 100,489

Shares Outstanding                                        10,000

Net Asset Value Per Share                              $   10.05


               See Notes to Financial Statements.

                     THE RUSHMORE FUND, INC.
                         NOVA PORTFOLIO
                     STATEMENT OF OPERATIONS
               For the Year Ended August 31, 1996



INVESTMENT INCOME
  Interest (Note 1)                     $    9,360
  Dividends (Note 1)                         1,369

    Total Investment Income                 10,729

EXPENSES
  Investment Advisory Fee (Note 2)           1,641
  Administrative Fee (Note 2)                1,186
    Total Expenses                           2,827

NET INVESTMENT INCOME                        7,902

  Net Realized Gain on Investments          34,335
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments           (3,633)

NET GAIN ON INVESTMENTS                     30,702

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                       $   38,604

                      See Notes to Financial Statements.

                          THE RUSHMORE FUND, INC.
                              NOVA PORTFOLIO
                    STATEMENT OF CHANGES IN NET ASSETS
                       For the Year Ended August 31,




                                                     1996           1995
FROM INVESTMENT ACTIVITIES
  Net Investment Income                           $  7,902       $  12,760
  Net Realized Gains on Investment Transactions     34,335          38,774
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments                    (3,633)          3,633
     Net Increase in Net Assets Resulting
     from Operations                                38,604          55,167

DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income (Note 1)              (20,173)              -
  From Net Realized Capital Gains                  (73,109)              -
    Total Distributions to Shareholders            (93,282)              -

FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares                156,369         625,000
  Shares Issued in Reinvestment of Dividends        12,407               -
  Cost of Shares Redeemed                         (693,776)              -
    Net (Increase) Decrease in Net Assets
     Resulting from Share Transactions            (525,000)        625,000

      Total Increase (Decrease) in Net Assets     (579,678)        680,167

NET ASSETS - Beginning of Year                     680,167               -

NET ASSETS - End of Year                          $100,489       $ 680,167


SHARES
  Sold                                              14,855          62,500
  Issued in Reinvestment of Distributions            1,123               -
  Redeemed                                         (68,478)              -
    Net Increase in Shares                         (52,500)         62,500

                  See Notes to Financial Statements.

                             THE RUSHMORE FUND, INC.
                                 NOVA PORTFOLIO
                              FINANCIAL HIGHLIGHTS



                                                      For the Year Ended August 31,
                                                 1996     1995     1994      1993      1992
Per Share Operating Performance:
  Net Asset Value - Beginning of Year         $ 10.88    $  0.00  $ 10.01   $  9.46      $10.73

  Income from Investment Operations:
    Net Investment Income                       0.435      0.310    0.060     0.157       0.186
    Net Realized and Unrealized Gains
     (Losses) on Securities                     3.529      0.570        -     0.711      (1.170)
      Total from Investment Operations          3.964      0.880    0.060     0.868      (0.984)

  Distributions to Shareholders:
    From Net Investment Income                 (0.590)        -         -    (0.318)     (0.286)
    From Net Realized Capital Gains            (3.114)        -
      Total Distributions to Shareholders      (3.704)        -         -    (0.318)     (0.286)

  Liquidation of Assets and Redemption of
   all Outstanding Shares                     (11.090)        -   (10.070)        -           -
  From Share Transactions                      10.000 1  10.000 2       -         -           -
  Net Increase (Decrease) in Net Asset Value    (0.83)    10.88    (10.01)     0.55       (1.27)
  Net Asset Value - End of Year               $ 10.05    $10.88   $  0.00    $10.01       $9.46

Total Investment Return                          7.58%     8.80% b   0.90%     9.36%      (7.79)%

Ratios to Average Net Assets:
  Expenses                                       1.19% a   1.25% c   0.90% a   1.36%        1.12%
  Net Investment Income                          3.32%     2.97% c   2.41%     1.56%        1.88%

Supplementary Data:
  Portfolio Turnover Rate                        71.2%    224.4%      0.0%  1,288.9%      2,100.8%
  Net Assets at End of Year (000's omitted)       100       680         0       468        13,918
  Number of Shares Outstanding at End
   of Year (000's omitted)                         10        63         0        47         1,471

1  During the year ended August 31, 1996, all outstanding shares were redeemed at a net asset value of $11.09 per share, thereby resulting in the liquidation of all net assets of the Portfolio.  Subsequently, 10,000 shares were sold at $10.00 per share when net asset value of the Portfolio was $0.00 thereby resulting in Money Management
   Associates, the Portfolio's adviser, and another affiliated person of the Portfolio, owning 100% of the Portfolio's shares.
2  During  the year ended August 31, 1995, 62,500 shares were sold at $10.00  per  share when  the  net  asset  value  of the portfolio was $0.00  thereby  resulting  in  Money
   Management  Associates, the Portfolio's adviser, and other affiliated  persons  of  the
   Portfolio, owning 80% of the Portfolio's shares.
a  Reflects  all  fees paid for services provided during the period.  Investment  advisory services  were  not provided for part of the period due to investment  activity  having ceased.
b  Reflects  the  total  return for the period January 3, 1995 through  August  31,  1995.
   January  3, 1995 represents the first date during fiscal year 1995 that the  fund  had net assets and shareholders.
c  Annualized.


                       See Notes to Financial Statements.

                     THE RUSHMORE FUND, INC.
                         NOVA PORTFOLIO
                  NOTES TO FINANCIAL STATEMENTS
                         August 31, 1996

 1. SIGNIFICANT ACCOUNTING POLICIES

  The Rushmore Fund, Inc. ("Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company.
  The Fund consists of two separate portfolios each with its own investment objectives and policies. These financial statements report on one of the two portfolios: the Nova Portfolio. The Nova Portfolio ("Portfolio") is a non-diversified investment company. On August 31, 1996, there were 1,000,000,000 shares of $0.001 par value capital stock authorized. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Portfolio consistently follows:

  (a) Listed securities are valued at the last sales price. Options and futures contracts are valued at the last sales price as of the close of trading on the applicable exchanges. If market quotations are not readily available, the Board of Directors will value the Portfolio's securities in good faith.
  (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities are computed on an identified cost basis.
  (c) Income dividends are declared and paid annually in the Portfolio. Dividends are reinvested in additional shares unless shareholders request payment in cash. Generally, short-term capital gains are distributed annually in the Portfolio. Long-term gains, if any, are distributed annually.
  (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.
  (e) When the Portfolio writes (sells) an option, an amount equal to the premium received is entered in the Portfolio's accounting records as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When an option expires, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment advisory and management services are provided by Money Management Associates, ("Adviser"). Under an agreement with the Adviser, the Portfolio pays a fee for such services at an annual rate of 0.75% of the average daily net assets of the Portfolio. Certain Officers and Directors of the Fund are affiliated with the Adviser.

  Rushmore Trust and Savings, FSB (Trust), a majority owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and shareholder services to the Portfolio. In addition, the Trust serves as custodian of the Portfolio's assets and pays the operating expenses of the Portfolio. For these services, the Trust receives an annual fee of 0.50% of the average net assets of the Portfolio.

  The Portfolio invests its excess cash in Fund for Government
  Investors, a money market mutual fund. Certain Officers and Trustees of Fund for Government Investors are affiliated with the Portfolio.


 3. SECURITIES TRANSACTIONS

   For the year ended August 31, 1996, purchases and sales (including maturities) of securities (excluding short-term securities) were as follows:

     Purchases                                                 $ 33,280
     Sales                                                     $180,497

4.NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS

  Unrealized appreciation (depreciation) as of August 31, 1996, cost for Federal income tax purposes is as follows:

     Gross Unrealized Appreciation                              $      0
     Gross Unrealized Depreciation                                     0
     Net Unrealized Appreciation                                $      0

     Cost of Investments for Federal Income Tax purposes        $      0

5.NET ASSETS
  At August 31, 1996, net assets consisted of the following:

     Paid-in Capital                                            $100,000
     Undistributed Net Investment Income                             489
     Accumulated Net Realized Gain on Investments                      0
     Net Unrealized Appreciation on Investments                        0

     Net Assets                                                 $100,489

                  INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors
of The Rushmore Fund, Inc.:

We have audited the statement of assets and liabilities of the Nova Portfolio (one of the Portfolios) of The Rushmore Fund, Inc. as of August 31, 1996, the related statements of operations and changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nova Portfolio (one of the Portfolios) of The Rushmore Fund, Inc. at August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the presented periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Princeton, New Jersey
October 11, 1996

                           THE RUSHMORE FUND, INC.

                  RUSHMORE U.S. GOVERNMENT BOND PORTFOLIO

                 4922 Fairmont Avenue, Bethesda, Maryland 20814
                 (301) 657-1517                 (800) 621-7874


               STATEMENT OF ADDITIONAL INFORMATION

The Rushmore U.S. Government Bond Portfolio (the "Portfolio) is one of a series of portfolios in The Rushmore Fund, Inc. (the "Fund"), an open-end management investment company. The objective of the Portfolio is to provide investors with maximum current income to the extent that such investment is consistent with safety of principal. In attempting to achieve its objective, the Portfolio invests principally in the current thirty-year U.S. Treasury bond and in other U.S. Government securities with maturities of ten years or more.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Portfolio's Prospectus, dated January 1, 1997. A copy of the Portfolio's Prospectus may be obtained without charge by writing or telephoning the Fund.


The date of this Statement of Additional Information is January 1, 1997.

              STATEMENT OF ADDITIONAL INFORMATION

                       TABLE OF CONTENTS






                                  Cross Reference to Related Item in Prospectus

                                             Page in
                                          Statement of
                                           Additional             Page in
                                           Information           Prospectus


  Investment Policies

  Investment Restrictions

  Management of the Fund

  Principal Holders of Securities

  Net Asset Value

  Performance Information

  Calculations of Yield and
  Return Quotations

  Dividends, Distributions, and
  Taxes

  Auditors and Custodian

  Financial Statements

INVESTMENT POLICIES

Lending of Securities

Subject to the investment restrictions set forth below, the Portfolio may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Portfolio and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the
Portfolio any income accruing thereon, and the Portfolio may invest the cash collateral in portfolio securities, thereby earning additional income. The Portfolio will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Portfolio's shares are qualified for sale, and the Portfolio will not lend more than 33-1/3% of the value of the Portfolio's total assets. Loans would be subject to termination by the Portfolio on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and that Portfolio's shareholders. The Portfolio may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

Repurchase Agreements

As discussed in the Portfolio's Prospectus, the Portfolio may enter into repurchase agreements with financial institutions. The Portfolio follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Portfolio's investment adviser, Money Management Associates (the "Adviser"). In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of the Portfolio not to invest in repurchase agreements that do not mature within seven days if any such instrument, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of the Portfolio's total assets. The investments of the Portfolio in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Zero Coupon Securities

The Portfolio may invest in zero coupon securities. Zero coupon securities is the term used by the Fund to describe U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during the life of the security. The value of the zero-coupon security to an investor consists of the difference between the security's face value at the time of maturity and the price for which the security was acquired, which is generally an amount much less than the face value (sometimes referred to as a "deep discount" price).

Currently the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the
U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). More recently, the U.S. Treasury Department has facilitated the stripping of Treasury notes and bonds by permitting the separated corpus and coupons to be transferred directly through the Federal Reserve Banks' book-entry system. This program, which eliminates the need for custodial or trust accounts to hold the Treasury securities, is called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Each such stripped instrument (or receipt) entitles the holder to a fixed amount of money from the Treasury at a single, specified future date. The U.S. Treasury redeems zero coupon securities consisting of the corpus for the face value thereof at maturity, and those consisting of stripped coupons for the amount of interest, and at the date, stated thereon.

Portfolio Transactions

The Portfolio's securities are normally purchased on a net basis which does not involve payment of brokerage commissions.

INVESTMENT RESTRICTIONS

The following investment restrictions supplement those set forth in the Portfolio's Prospectus. These restrictions are fundamental and may not be changed without prior approval of a majority of the Portfolio's outstanding voting shares. As defined in the Investment Company Act of 1940, as amended, the term "majority" means the vote of the lesser of (a) 67% of the shares of the Portfolio at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Portfolio.

The Portfolio may not:

1.borrow  money  except  as  a temporary  measure  to  facilitate redemptions. Such borrowing may be in an amount not to exceed 30% of the Portfolio's total assets, taken at current value, before such borrowing. The Portfolio may not purchase an
  investment  security  if  a  borrowing  by  the  Portfolio   is
  outstanding.

2.make loans except through repurchase agreements and through the lending of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security, and marked to market daily.

3.underwrite securities of any other issuer.

4.purchase or sell real estate, including limited partnership interests.

5.purchase or sell restricted securities or warrants, nor may it issue senior securities.

6.purchase any security whereby it would account for more than 10% of any issuer's outstanding shares.

7.purchase  securities of any issuer if, as a result  of  such  a purchase, such securities would account for more than 5%, (as defined by Section 5 (b)(1) of the Investment Company Act of
  1940), of the Fund's assets. There is no limitation, however, as to investments issued or guaranteed by the United States Government, its agencies or instrumentalities, or in obligations of the United States Government, its agencies or instrumentalities, which are purchased in accordance with the Fund's investment objective and policies.

8.purchase or sell commodities or commodities contracts.

9.concentrate more than 25% of its assets in any one industry.

The following restrictions have been adopted by the Fund for the Portfolio, but are not considered fundamental and may be changed by the Board of Directors of the Fund.

The Portfolio may not:

1.invest in companies for the purpose of exercising management or control.

2.purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer.

3.purchase  or  hold  the  securities  of  any  issuer  if  those officers or directors of the Fund, or of Money Management Associates, who individually own beneficially more than 0.5% of the outstanding securities of the issuer, together own beneficially more than 5% of those securities.

4.invest in securities of other investment companies, except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.

5.purchase   the   securities  of  companies   which,   including
  predecessors, have a record of less than three years continuous operation if, as a result, more than 5% of the market value of the Portfolio's assets would be invested in such companies.

6.invest more than 10% of their assets in illiquid securities.

7.invest in oil, gas or other mineral leases.

8.issue shares for other than cash.

9.purchase put or call options.

10.sell securities short.

MANAGEMENT OF THE FUND

The names and addresses of the directors and officers of the Fund and officers of Money Management Associates, the Fund's Adviser, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested directors will be paid by the Fund.

*Daniel L. O'Connor, 54 - Chairman of the Board of Directors, President, and Treasurer of the Fund. General Partner of the adviser since 1975. President of Rushmore Trust and Savings, FSB since 1989. Address: 1001 Grand Isle Way, Palm Beach Gardens, FL 33418.


*Richard  J.  Garvey,  63 - Director of the  Fund.   Employee  of
Rushmore Services, Inc., a subsidiary of the Adviser, since 1995.
Limited  Partner  of  the  Adviser since  1975.   Address:   4922
Fairmont Avenue, Bethesda, Maryland  20814.


Jeffrey  R.  Ellis, 52 - Director of the Fund.   Vice  President,
LottoFone,  Inc., a telephone state lottery service, since  1993.
Vice  President Shoppers Express, Inc. 1988-1992.   Address:  513
Kerry Lane, Virginia Beach, Virginia 23451.


Bruce  C.  Ellis,  52  - Director of the Fund.   Vice  President,
LottoFone,  Inc., a telephone state lottery service, since  1991.
Vice President, Shoppers' Express, Inc. 1986-1992.  Address: 7108
Heathwood Court Bethesda, Maryland  20817.


Patrick F. Noonan, 54 - Director of the Fund. Chairman and Chief Executive Officer of the Conservation Fund since 1986. Vice Chairman, American Farmland Trust and Trustee, American Conservation Association since 1985. President, Conservation
Resources, Inc. since 1981. Address: 11901 Glen Mill Drive, Potomac, Maryland 20854.


Michael D. Lange, 55 - Director of the Fund. Vice President, Capital Hill Management Corporation since 1967. Owner of Michael
D. Lange, Ltd., a builder and developer since 1980. Partner of Greatful Falls, a building developer since 1994. Address: 7521 Pepperell Drive, Bethesda, Maryland 20817.


Leo  Seybold, 82 - Director of the Fund.  Retired 1988.  Address:
5804 Rockmere Drive, Bethesda, Maryland 20816.


*Rita A. Gardner, 53 - Director of the Fund.  Limited Partner  of
the  Adviser  since  1979.  Vice President and  Director  of  MMA
Services,  Inc.  until  1993.  Address:   4922  Fairmont  Avenue,
Bethesda, Maryland 20814.


Timothy N. Coakley, CPA, 29 - Vice President and Controller since 1994. Chief Financial Officer, Rushmore Trust and Savings, FSB since 1995. Formerly Audit Manager, Deloitte & Touche LLP until 1994. Address: 4922 Fairmont Avenue, Bethesda, MD 20814.


Stephenie E. Adams, 27 - Secretary. Director of Marketing, Rushmore Services, Inc., from July 1994 to present. Regional Sales Coordinator, Media General Cable, from June 1993 to June 1994. Graduate Student, Northwestern University, M.S., from September 1991 to December 1992. Address: 4922 Fairmont Avenue, Bethesda, Maryland 20814.

*  Indicates  interested  person as  defined  in  the  Investment
Company Act of 1940.

Certain Directors and Officers of the Fund are also Directors and Officers of Fund for Government Investors, Fund for Tax-Free Investors, Inc., and American Gas Index Fund, Inc., other investment companies that are managed by the Adviser. As of December 2, 1996, the directors and officers of the Fund, as a group, owned, of record and beneficially, less than 1% of the shares of the Portfolio.


The Adviser, Money Management Associates, which has its office at 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418, provides the Fund with investment advisory services. The Adviser is a limited partnership which was formed under the laws of the District of Columbia on August 15, 1974. Its primary business since inception has been to serve as the Investment Adviser to Fund for Government Investors, Fund for Tax-Free Investors, Inc., The Rushmore Fund, Inc., and American Gas Index Fund, Inc. Daniel
L. O'Connor is the sole general partner of the Adviser, and, as such, exercises control thereof.

Under an Investment Advisory Agreement with the Adviser, dated October 10, 1985 (the "Agreement"), the Adviser provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. Pursuant to the Agreement, the Fund pays the Adviser a fee at an annual rate based on 0.50% of the net assets of the Fund. Normal expenses which are borne by the Fund, include, but are not limited to, taxes, corporate fees, federal and state registration fees, interest expenses (if any), office expenses, the costs incident to preparing, registering and redeeming stock certificates for shareholders, custodian charges, the expenses of shareholders' and directors' meetings, data processing, preparation, printing and distribution of all reports and proxy materials, legal services rendered to the Fund, compensation for those directors who do not serve as employees of the Adviser, insurance coverage for the Fund and its directors and officers, and its membership in trade associations. The Adviser will pay the costs of office space. The Adviser may, from its own resources, including profits from advisory fees received from the Fund provided such fees are legitimate and not excessive, make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

For the fiscal year ended August 31, 1996, 1995 and 1994, the Portfolio paid advisory fees to the Adviser of approximately
$127,595, $134,573, and $111,890, respectively.

Under an Agreement dated September 1, 1993, Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and administrative services to the Fund. The services of RTS are provided to the Fund on a fee basis and are paid by the Fund. RTS will charge an annual fee of 30 basis points (0.30%) of the average daily net assets of the Portfolio. The non-interested directors of the Fund have reviewed the fee structure and determined that it is competitive and in the best interest of the shareholders of the Fund. The fees will be reviewed and approved annually by the non-interested directors. The Fund is subject to the self-custodian rules of the Securities and Exchange Commission. These rules require that the Custodian be subject to three securities verification examinations each year conducted by the Fund's independent accountant. Two of the examinations must be performed on an unannounced surprise basis.

PRINCIPAL HOLDERS OF SECURITIES

On December 2, 1996, there were 1,941,021.921 shares of the Portfolio outstanding. Charles Schwab & Company, San Francisco, California, National Financial Services Corporation, New York, New York, and IUE Strike Insurance Fund, Washington, D.C., owned for the benefit of others 19.55%, 6.15%, and 5.66%, shares of the Portfolio, respectively. Officers and Directors of the Fund, as a group, own less than 1% of the shares outstanding.


NET ASSET VALUE

The net asset value of the Portfolio's shares will be determined daily at 4:00 P.M., Eastern time, except on customary national business holidays which result in the closing of the New York Stock Exchange, and weekends. The net asset value per share is calculated by dividing the net worth by the number of shares. The securities of the Portfolio will be valued on the basis of the average of quoted bid and ask prices when market quotations are available.

PERFORMANCE INFORMATION

The Portfolio from time to time may include its total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for the Portfolio will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Portfolio over a period of at least one, five, and ten years (up to the life of the Portfolio) (the ending date of the period will be stated). Total return is calculated from two factors: the amount of dividends earned by each Portfolio share and by the increase or decrease in value of the Portfolio's share price. See "Calculation of Yield and Return Quotations."

Performance information for the Portfolio contained in reports and marketing and other Portfolio promotional literature may be compared to various unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index, the Standard & Poor's 500 Composite Stock Price IndexTM, and the Dow Jones Industrial Average. Such unmanaged indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Portfolio's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others. When Lipper's tracking results are used, the Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Portfolio, therefore, will be compared to funds within Lipper's bond fund category.
Rankings may be listed among one or more of the asset-size classes as determined by Lipper. Since the assets in all mutual funds are always changing, the Portfolio may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.

CALCULATION OF YIELD AND RETURN QUOTATIONS

A  current  quotation of yield and total return may  appear  from
time   to  time  in  advertisements  and  in  communications   to
shareholders and others. The yields and returns quoted may be calculated as follows:

Under the rules of the Securities and Exchange Commission ("SEC Rules"), yield is calculated is based on a specified 30 day period computed by dividing the net investment income per share earned during the period by the offering price per share on the last day of the period according to the following formula:

  YIELD = 2[(a-b/cd) + 1)6 - 1] where:
  a = income earned during the period
  b = expenses
  c = average number of shares outstanding during the period entitled to receive dividends
  d = offering price on last day of the period

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Portfolio's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Portfolio's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Portfolio from time to time may also advertise its yield based on a thirty-day period ending on a date other than the most recent balance sheet included in its Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For purposes of quoting and comparing the performance of the Portfolio to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the SEC Rules, Portfolio advertising performance must include total return quotes calculated according to the following formula:

                         P (1+T)N = ERV

       Where:   P = a hypothetical initial payment of $1,000;

                T = average annual total return;

                n = number of years (1, 5, or 10); and

              ERV = ending redeemable value of a
                    hypothetical $1,000 payment made at the
                    beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods
                    (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Portfolio. In calculating the ending redeemable value, all dividends and distributions by the Portfolio are assumed to have been reinvested at net asset value as described in the Portfolio's Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions. Dividends from net investment income and any distributions of net realized capital gains from the Portfolio will be distributed as described in the Portfolio's Prospectus under "Dividends and Distributions." All such distributions of the Portfolio normally automatically will be reinvested without charge in additional shares of the Portfolio.

With respect to the investment by the Portfolio in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Portfolio which must be distributed to shareholders of the Portfolio in order to maintain the qualification of the Portfolio as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), as described immediately below under "Regulated Investment Company Status," and to avoid Federal income tax at the level of the Portfolio. Shareholders of the Portfolio will be subject to income tax on such original issue discount, whether or not such shareholders elect to receive their distributions in cash.

Regulated Investment Company Status. As a RIC, the Portfolio would not be subject to Federal income taxes on the net
investment   income   and  capital  gains  that   the   Portfolio
distributes to the Portfolio's shareholders. The distribution of net investment income and capital gains will be taxable to
Portfolio shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Portfolio shareholders as long-term capital gains shall be taxable as such, regardless of how
long   the   shareholder   has  owned  the   shares.    Portfolio
shareholders will be notified annually by the Portfolio as to the Federal tax status of all distributions made by the Portfolio. Distributions may be subject to state and local taxes.

The Portfolio will seek to qualify for treatment as a RIC under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). Provided that the Portfolio (i) is a RIC and (ii) distributes at least 98% of its net investment income (including, for this purpose, net realized short-term capital gains), the Portfolio will not be liable for Federal income taxes to the extent its net investment income and its net realized long- and short-term capital gains, if any, are distributed to the Portfolio's shareholders. One of several requirements for RIC qualification is that the Portfolio receives at least 90% of the Portfolio's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Portfolio's investments in
stock,  securities, and foreign currencies (the "90% Test").   In
addition, under the Code, the Portfolio will not qualify as a RIC for any taxable year if more than 30% of the Portfolio's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test").

If the Portfolio does not satisfy the 30% Test for any taxable year of the Portfolio, the Portfolio will not qualify as a RIC for that year. If the Portfolio fails to qualify as a RIC for any taxable year, the Portfolio would be taxed in the same manner as an ordinary corporation. In that event, the Portfolio would not be entitled to deduct the distributions which the Portfolio had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Portfolio's taxable income whether or not distributed. The imposition of corporate income taxes on the Portfolio would directly reduce the return to an investor from an investment in the Portfolio.

In the event of a failure by the Portfolio to qualify as a RIC, the Portfolio's distributions, to the extent such distributions are derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends that would be taxable to shareholders as ordinary income and would be eligible for the dividends-received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Portfolio qualified as a RIC.

If the Portfolio were to fail to qualify as a RIC for one or more taxable years, the Portfolio could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Portfolio had distributed to the Portfolio's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Portfolio might also be required to pay to the Internal Revenue Service ("IRS") interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Portfolio should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Portfolio may be subject to tax on the excess (if any) of the fair market of the Portfolio's assets over the Portfolio's basis in such assets, as of the day immediately before the first taxable year for which the Portfolio seeks to requalify as a RIC.

If the Portfolio determines that the Portfolio will not qualify as a RIC under Subchapter M of the Code, the Portfolio will establish procedures to reflect the anticipated tax liability in the Portfolio's net asset value.

As a RIC, the Fund will not be subject to Federal income taxes on the net investment income and capital gains that it distributes to its shareholders. The distribution of net investment income and capital gains will be taxable to shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Shareholders will be notified annually by the Fund as to the Federal tax status of all distributions made by the Portfolio. Distributions may be subject to state and local taxes.


AUDITORS AND CUSTODIAN

Deloitte & Touche LLP, independent certified public accountants, are the auditors of the Fund. Rushmore Trust and Savings, FSB, Bethesda, Maryland acts as custodian bank for the Fund.

FINANCIAL STATEMENTS

The   Fund  incorporates  by  reference  in  this  Statement   of
Additional Information the financial statements and notes contained in its annual report to the shareholders for the year ended August 31, 1996, which must accompany this Statement of Additional Information.

         U.S. GOVERNMENT BOND PORTFOLIO FINANCIAL STATEMENTS

Deleted Rushmore Logo

                          ANNUAL REPORT, August 31, 1996
                            THE RUSHMORE FUND, INC.

                  4922 Fairmont Avenue, Bethesda, Maryland 20814
                      (800) 343-3355         (301) 657-1500


Dear Shareholder:

      On December 22, 1995, the majority of the shareholders of the Rushmore U.S. Government Intermediate-Term Securities Portfolio approved the Intermediate-Term Portfolio's merger into the Rushmore U.S. Government Long-Term Securities Portfolio effective December 31, 1995. The resulting Portfolio was renamed the Rushmore U.S. Government Bond Portfolio. The U.S. Government Bond Portfolio invests in ten-year Treasury notes and thirty-year Treasury bonds. The objective is to provide high current income while maintaining safety of principal. For the year ended August 31, 1996, the Portfolio posted a total return of 0.41%. During the same period, the Lehman Brothers U.S. Government Long-Term Treasury Bond Index's total return was 1.46%. The average maturity of the Portfolio as of August 31, 1996 was 26.8 years.

      The Federal Reserve has left rates unchanged since January 1996 when it cut Federal Funds by 25 basis points. Since then, the economy has grown nicely. As we move into the third quarter it appears the economy has quite a bit of momentum, with consumer spending up, factory orders strong, and wage pressures building, consumers are optimistic. Indeed, fresh economic data shows healthy consumer and factory sectors.

      Given the strength in the recent data we believe that it is only a matter of time before the Federal Reserve raises the Federal Funds' rate a quarter of a point.

       Thank you for your continued support.

Sincerely,

Daniel L. O'Connor                   Richard J. Garvey
Chairman of the Board                President

September 9, 1996

                         THE RUSHMORE FUND, INC.
                        U.S. Government Bond Portfolio

                         STATEMENT OF NET ASSETS
                               August 31, 1996


                                                           Face           Value
                                                          Amount        (Note 1)
  U.S. TREASURY OBLIGATIONS - 96.76%
  U.S. Treasury Notes, 5.875%, 11/15/05                $ 2,100,000     1,951,030
  U.S. Treasury Bonds, 8.00%, 11/15/21                     100,000       108,125
  U.S. Treasury Bonds, 7.50%, 11/15/24                   3,900,000     4,020,654
  U.S. Treasury Bonds, 7.625%, 2/15/25                   4,050,000     4,241,107
  U.S. Treasury Bonds, 6.875%, 8/15/25                  10,850,000    10,409,219
  Total U.S. Treasury Obligations (Cost $22,553,049)                  20,730,135

  REPURCHASE AGREEMENTS - 2.75%
  With PaineWebber at 5.18%, dated 8/30/96,
    due 9/3/96, collateralized by U.S. Treasury Notes,
    due 11/30/96 (Cost $589,940)                                         589,940

  Total Investments - 99.51% (Cost $23,142,989*)                      21,320,075

  Other Assets Less Liabilities - 0.49%                                  103,827

  Net Assets (Note 7) - 100.00%                                     $ 21,423,902

  Net Asset Value Per Share (Based on 2,280,728
    Shares Outstanding)                                                    $9.39



       *Same cost is used for Federal income tax purposes.

               See Notes to Financial Statements.

                         THE RUSHMORE FUND, INC.

                      U.S. Government Bond Portfolio

                         STATEMENT OF OPERATIONS
                     For the Year Ended August 31, 1996

 Investment Income (Note 1)                    $ 1,631,057

 Expenses
  Investment Advisory Fee (Note 2)                 127,595
  Administrative Fee (Note 2)                       76,557

    Total Expenses                                 204,152

 Net Investment Income                           1,426,905

 Net Realized Gain on Investment Transactions    1,147,575

 Net Change in Unrealized Appreciation
  (Depreciation) of Investments                 (2,989,249)

 Net Loss on Investments                        (1,841,674)

 Net Decrease in Net Assets Resulting
   from Operations                             $  (414,769)



                 See Notes to Financial Statements.

                           THE RUSHMORE FUND, INC.
                       U.S. Government Bond Portfolio

                     STATEMENTS OF CHANGES IN NET ASSETS
                        For the Year Ended August 31,

                                                           1996              1995
From Investment Activities
  Net Investment Income                                    $ 1,426,905      $ 1,814,519
  Net Realized Gain (Loss) on Investment Transactions        1,147,575         (162,740)
  Net Change in Unrealized Appreciation (Depreciation)
    of Investments                                          (2,989,249)       1,939,775

       Net Increase (Decrease) in Net Assets Resulting
         from Operations                                      (414,769)       3,591,554

Distributions to Shareholders
  From Net Investment Income                                (1,421,749)      (1,814,519)
  From Net Realized Gain on Investments                              -                -

    Total Distributions to Shareholders                     (1,421,749)      (1,814,519)

From Share Transactions
  Proceeds from Sales of Shares                             27,184,950       24,815,509
  Net Assets Acquired in Connection with Acquisition
    of the Rushmore U.S. Government Intermediate-Term
    Securities Portfolio (Note 4)                           12,773,496                -
  Reinvestment of Distributions                              1,242,904        1,657,955
  Cost of Shares Redeemed                                  (34,331,636)     (41,136,186)

    Net Increase (Decrease) in Net Assets Resulting
      from Share Transactions                                6,869,714      (14,662,722)

       Total Increase (Decrease) in Net Assets               5,033,196      (12,885,687)

Net Assets - Beginning of Year                              16,390,706       29,276,393

Net Assets - End of Year                                   $21,423,902      $16,390,706

Shares
  Sold                                                       2,724,777        2,729,920
  Issued in Connection with Acquisition of the
    Rushmore U.S. Government Intermediate-Term
    Securities Portfolio (Note 4)                            1,182,595                -
  Issued in Reinvestment of Distributions                      124,401          183,562
  Redeemed                                                  (3,408,891)      (4,480,768)

    Net Increase (Decrease) in Shares                          622,882       (1,567,286)



                            See Notes to Financial Statements.

                             THE RUSHMORE FUND, INC.

                         U.S. Government Bond Portfolio

                              FINANCIAL HIGHLIGHTS
                          For the Year Ended August 31,

                                                      1996        1995       1994        1993        1992
Per Share Operating Performance:
  Net Asset Value - Beginning of Year                $ 9.89       $ 9.08     $ 11.55     $ 10.62     $ 9.97

  Income from Investment Operations:
    Net Investment Income                             0.563        0.606       0.599       0.650      0.697
    Net Realized and Unrealized Gains (Losses) on
      Securities                                     (0.502)        0.810     (1.880)      1.304      0.649

       Total from Investment Operations               0.061         1.416     (1.281)      1.954      1.346

  Distributions to Shareholders:
    From Net Investment Income                       (0.561)       (0.606)    (0.602)     (0.650)    (0.696)
    From Net Realized Capital Gains                       -             -     (0.583)     (0.374)         -

       Total Distributions to Shareholders           (0.561)       (0.606)    (1.185)     (1.024)    (0.696)

  Net Increase (Decrease) in Net Asset Value          (0.50)         0.81      (2.47)       0.93       0.65

  Net Asset Value - End of Year                      $ 9.39        $ 9.89     $ 9.08     $ 11.55     $10.62

Total Investment Return                                0.41%        16.35%    (10.29)%     20.92%     13.97%

Ratios to Average Net Assets:
  Expenses                                              0.80%        0.80%      0.80%       0.80%      0.80%
  Net Investment Income                                 5.59%        6.75%      5.97%       6.08%      6.80%

Supplementary Data:
  Portfolio Turnover Rate                               95.0%        63.3%     188.3%      173.6%     298.0%
  Net Assets at End of Year (000's omitted)          $21,424      $16,391    $29,276     $24,094    $22,803
  Number of Shares Outstanding at End of Year
    (000's omitted)                                    2,281        1,658      3,225       2,085      2,148



                       See Notes to Financial Statements.

                     THE RUSHMORE FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS
                         August 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

The Rushmore Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund currently consists of two separate portfolios each with its own investment objectives and policies. These financial statements report on one of the two portfolios: U.S. Government Bond Portfolio. On August 31, 1996, there were 1,000,000,000 shares of $0.001 par value capital stock authorized. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

      (a) Securities of the U.S. Government Bond Portfolio are valued on the basis of the average of quoted bid and ask prices when market quotations are available. If market quotations are not readily available, the Board of Directors will value the portfolio's securities in good faith.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Realized gains and losses from security transactions are computed on an identified cost basis.

      (c) Net investment income is computed and dividends are declared daily in the U.S. Government Bond Portfolio. Income dividends in this portfolio are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

      (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates, ("the Adviser"). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.50% of the average daily net assets of the U.S. Government Bond Portfolio. Certain Officers and Directors of the Fund are affiliated with the Adviser.

Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund.


For these services, Rushmore Trust receives an annual fee of 0.30% of the average daily net assets of the U.S. Government Bond Portfolio.

3. SECURITIES TRANSACTIONS

For   the  year  ended  August  31,  1996,  purchases  of  securities  were
$29,103,622   and   sales  (including  maturities)   of   securities   were
$21,965,766.  These totals exclude short-term securities.

4. MERGER

On December 31, 1995, the Rushmore U.S. Government Long-Term Securities Portfolio acquired all the net assets of the Rushmore U.S. Government Intermediate-Term Securities Portfolio; pursuant to a plan of reorganization approved by the Rushmore U.S. Government Intermediate-Term Securities Portfolio shareholders on December 22, 1995. The acquisition was accomplished by a tax-free exchange of 1,182,595 shares of Rushmore U.S. Government Long-Term Securities Portfolio (valued at $12,773,496) for 1,291,408 shares of Rushmore U.S. Government Intermediate-Term Securities Portfolio, outstanding on December 31, 1995. The transferred Portfolio's net assets at that date were $12,773,496, including $962,905 of unrealized appreciation and $979,097 of accumulated loss carryforwards, which combined with those of the Rushmore U.S. Government Long-Term Securities Portfolio.

The aggregate net assets of the Portfolios immediately before and after the acquisition were as follows:

                                                   Before       After
                                                Acquisition   Acquisition

Rushmore U.S. Government Long-Term
  Securities Portfolio                          $ 20,483,071  $ 33,256,567
Rushmore U.S. Government
  Intermediate-Term Securities Portfolio        $ 12,773,496             -

Immediately following the Reorganization, the Rushmore U.S. Government Long-Term Securities Portfolio was renamed "The Rushmore U.S. Government Bond Portfolio."

5. REORGANIZATION

On May 31, 1996, Fund for Government Investors acquired all the net assets of the Rushmore Money Market Portfolio ("Portfolio") of the Fund pursuant to a plan of reorganization approved by the Portfolio's shareholders on May 24, 1996. The acquisition was accomplished by a tax-free exchange of 21,852,849 shares (valued at $1 per share) of Fund for Government Investors for 21,852,849 shares of the Portfolio, outstanding on May 31, 1996. The transferred Portfolio's net assets at that date were $21,852,849, consisting solely of capital stock.


6. NET UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS

As of August 31, 1996, net depreciation of investments for Federal income tax purposes was $1,822,914, of which $253,597 related to appreciated investments and $2,076,511 related to depreciated investments. At August 31, 1996, the cost of the Fund's securities for Federal income tax purposes was $23,142,989.

7. NET ASSETS

At August 31, 1996, net assets consisted of the following:

Paid-in-Capital                                    $ 23,698,217
Undistributed Net Investment Income                       5,156
Accumulated Net Realized Loss on Investments           (456,557)
Net Unrealized Depreciation on Investments           (1,822,914)

NET ASSETS                                         $ 21,423,902

8. CAPITAL LOSS CARRYOVERS

Permanent differences between tax and financial reporting of net investment income and realized gains/(losses) are reclassified to paid-in-capital. As of August 31, 1996, realized losses of $692 were reclassified to paid-in-capital.

At August 31, 1996, for Federal income tax purposes, the U.S. Government Bond Portfolio had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration as follows:

           Expires August 31,
           2001                              $ 253,963
           2002                                233,727
                                             $ 487,690

                  INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors
of The Rushmore Fund, Inc.:

   We have audited the statement of net assets of the U.S. Government Bond Portfolio (one of the Portfolios) of The Rushmore Fund, Inc. as of August 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the U.S. Government Bond Portfolio (one of the Portfolios) of The Rushmore Fund, Inc. at August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the presented periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Princeton, New Jersey
October 11, 1996

Deleted Rushmore Logo


                     THE RUSHMORE FUND, INC.

                          Annual Report

                         August 31, 1996

                             PART C

                        OTHER INFORMATION
                     The Rushmore Fund, Inc.


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     a. Financial statements: The following audited financial statements are incorporated by reference in Part B of this registration statement's amendment:

       For the Rushmore Nova Portfolio:
           Statement of Net Assets as of August 31, 1996;
           Statement of Operations for the year ended August 31, 1996; Statements of Changes in Net Assets for the years ended
             August 31, 1996 and 1995; and
           Financial Highlights for each of the five years in the period ended August 31, 1996.



       For the Rushmore U.S. Government Bond Portfolio:
           Statement of Net Assets as of August 31, 1996;
           Statement of Operations for the year ended August 31, 1996; Statements of Changes in Net Assets for the years ended
             August 31, 1996 and 1995; and
           Financial Highlights for each of the five years in the period ended August 31, 1996.


 b.  Exhibits:

     (11) Consent of Deloitte & Touche LLP, independent public accountants for Registrant.
     (16)  Schedule for computation of performance quotations.
     (27)  Financial Data Schedule.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                                                  Number of Shareholders
                                                       of Record at
        Title  of Class                              December 2, 1996

        (Common Stock, $.001 par value)

        The Rushmore Nova Portfolio                          2
        The Rushmore U.S. Government Bond Portfolio        705



ITEM 27.  INDEMNIFICATION

 The  Registrant  was incorporated in the State  of  Maryland  on
 July 24, 1985 and is operated pursuant to the Articles of Incorporation of the Registrant, dated as of July 17, 1985, and as last amended, that permit the Registrant to indemnify its directors and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

 The Articles of Incorporation of the Fund provide that officers and directors shall be indemnified by the Fund against liabilities and expenses of defense in proceedings against them by reason of the fact that they serve as officers or directors of the Fund or as an officer or director of another entity at the request of the entity. This indemnification is subject to the following conditions:

     (a)   no  director  or  officer is indemnified  against  any
     liability to the Fund or its security holders which was  the
     result   of  any  willful  misfeasance,  bad  faith,   gross
     negligence, or reckless disregard of his duties;

     (b) officers and directors are indemnified only for actions taken in good faith which the officers and directors believed were in or not opposed to the best interests of the Fund; and

     (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it is subsequently determined that they are entitled to indemnification.

 The Articles of Incorporation of the Registrant provide that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the directors who were not parties to the proceedings or, if a quorum is not obtainable, or if directed by a quorum of disinterested directors so directs, by independent legal counsel in a written opinion that the persons to be indemnified have met the applicable standard.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

 Money Management Associates ("MMA"), 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418, a limited partnership organized under the laws of the District of Columbia on August 15, 1974, has one general partner and four limited partners. Daniel L. O'Connor is the general partner and sole employee of MMA.
 Limited partners Richard J. Garvey, Martin M. O'Connor, and John R. Cralle, are full-time employees of Rushmore Services, Inc. ("RSI"), a subsidiary of MMA, at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Limited partner Rita A. Gardner is a retired employee of Rushmore Trust and Savings, FSB, the Fund's transfer agent and custodian.


 MMA   also  serves  as  the  investment  adviser  to  Fund   for
 Government  Investors, Fund for Tax-Free  Investors,  Inc.,  and
 American   Gas  Index  Fund,  Inc.,  all  regulated   investment
 companies since their inception.


ITEM 29.  PRINCIPAL UNDERWRITERS

 Not applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

 The physical location for all accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814.

ITEM 31.  MANAGEMENT SERVICES

 Not Applicable

ITEM 32.  UNDERTAKINGS

     (a)   The  Registrant undertakes to furnish each  person  to
     whom   a  prospectus  is  delivered  with  a  copy  of   the
     Registrant's latest annual report to shareholders upon request and without charge.

                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Bethesda and State of Maryland on the 26th day of December 1996.

               The Rushmore Fund, Inc.

               By:

               /s/ Daniel L. O'Connor*
               Daniel L. O'Connor, Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                        Title                          Date


/s/ Daniel L. O'Connor*     Chairman of the Board,         December 26, 1996
Daniel L. O'Connor          Treasurer, Director

/s/ Richard J. Garvey       President, Director            December 26, 1996
Richard J. Garvey

/s/ Timothy N. Coakley      Vice President, Controller     December 26, 1996
Timothy N. Coakley

/s/ Jeffrey R. Ellis*       Director                       December 26, 1996
Jeffrey R. Ellis

/s/ Bruce C. Ellis*         Director                       December 26, 1996
Bruce C. Ellis

/s/  Rita A. Gardner        Director                       December 26, 1996
Rita A. Gardner

/s/ Michael D. Lange*       Director                       December 26, 1996
Michael D. Lange

/s/ Patrick F. Noonan*      Director                       December 26, 1996
Patrick F. Noonan

/s/ Leo Seybold*            Director                       December 26, 1996
Leo Seybold

*Richard J. Garvey, Attorney-in-Fact